AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2002

                                                     REGISTRATION NOS. 333-45675
                                                                       811-08631

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                         |X|

                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                          POST-EFFECTIVE AMENDMENT NO. 7                    |X|
                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                    |X|

                                  AMENDMENT NO. 8                           |X|
                         (CHECK APPROPRIATE BOX OR BOXES)

                               -------------------

                              PHOENIX-EUCLID FUNDS

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               -------------------

                 900 THIRD AVENUE, 31ST FLOOR, NEW YORK, NEW YORK      10022
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

                                 (212) 451-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -------------------


                               PAMELA S. SINOFSKY
                 ASSISTANT VICE PRESIDENT AND ASSISTANT COUNSEL
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                        HARTFORD, CONNECTICUT 06115-0479
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -------------------

             It is proposed that this filing will become effective (check appropriate box)
             [ ] immediately upon filing pursuant to paragraph (b)
             |X| on February 28, 2002 pursuant to paragraph (b)
             [ ] 60 days after filing pursuant to paragraph (a)(i)
             [ ] on pursuant to  paragraph (a)(i)
             [ ] 75 days after filing pursuant to paragraph (a)(ii)
             [ ] on         pursuant to paragraph (a)(ii) of Rule 485.
             If appropriate, check the following box:
             [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                              PHOENIX-EUCLID FUNDS

                  Cross Reference Sheet Pursuant to Rule 495(a)
                       (Under The Securities Act of 1933)

                                     PART A

                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
       and Related Risks........................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things You Should Know When Selling Shares;
                                                                        Account Policies; Investor Services; Tax Status of
                                                                        Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                                           PART B

                                 INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions

13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information

16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities.......................        Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; Redemption of Shares; Tax
                                                                        Sheltered Retirement Plans

19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C

        INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER
  THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                                                                      Prospectus

February 28, 2002



EUCLID

PHOENIX-EUCLID
MARKET NEUTRAL FUND
















                                                            Neither the Securities and Exchange Commission
                                                            nor any state securities commission has approved
                                                            or disapproved of these securities or determined
                                                            if this prospectus is truthful or complete. Any
                                                            representation to the contrary is a criminal offense.

                                                            This prospectus contains important information
                                                            that you should know before investing in the
[LOGO] PHOENIX                                              Phoenix-Euclid Market Neutral Fund. Please read
       INVESTMENT PARTNERS, LTD.                            it carefully and retain it for future reference.

       A member of The Phoenix Companies, Inc.

                      PHOENIX-EUCLID MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

                      TABLE OF CONTENTS

                      Investment Risk and Return Summary................     1

                      Fund Expenses.....................................     4

                      Additional Investment Techniques..................     5

                      Management of the Fund............................     7

                      Pricing of Fund Shares............................     8

                      Sales Charges.....................................     9

                      Your Account......................................    11

                      How to Buy Shares.................................    13

                      How to Sell Shares................................    13

                      Things You Should Know When Selling Shares........    14

                      Account Policies..................................    15

                      Investor Services.................................    17

                      Tax Status of Distributions.......................    17

                      Financial Highlights..............................    18

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Euclid Market Neutral Fund has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The goal of market neutral investing is to generate returns that are independent of the direction of the stock market. The fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The fund has a long position when it owns the security and has "sold short" a position when it sells a security it does not own. When the fund has "sold short," it must borrow the security in order to settle the sell and buy the security at a later date to pay back the lender. The fund must maintain collateral at least equal to the current market value of the security sold short. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund's net assets giving effect to such sale.

> The fund strives to have long positions in stocks that it believes will outperform the market and short positions in stocks that it believes will underperform the market. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

> The fund utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks. The models collect fundamental data such as earnings, dividends, cash flow, revenues, and book value. The fundamental data is then used to analyze characteristics such as growth prospects, valuation and momentum. Each stock is then given a score. The fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores.

> In selecting stocks for fund investment, the fund uses a blended strategy, investing in both growth and value stocks.

> In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to such investment.



                                           Phoenix-Euclid Market Neutral Fund  1

>        The fund seeks a total return greater than the return on 3-month U.S.
         Treasury Bills.

> The fund's turnover rate is expected to be higher than that of other mutual funds. A high portfolio turnover rate may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

The investment objective and policies of the fund may be changed without shareholder approval, except as explicitly set forth in this prospectus or in the Statement of Additional Information.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk that you may lose your investment.

EQUITY SECURITIES

Although the fund seeks to minimize market risk, it can not be eliminated. Conditions affecting the overall economy or specific industries or companies in which the fund invests can be worse than expected. The fund's long positions may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for losses. As a result, the value of your shares may decrease.

FUTURES AND OPTIONS

Futures and options involve market risk in excess of their value. The use of futures or options may result in larger losses or smaller gains than otherwise would be the case. The prices of futures and options and the price movements of the securities that the future or option is intended to simulate may not correlate well.

Liquidity of futures and options markets can be adversely affected by market factors. If the fund cannot close out its futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Generally, there are more speculators in futures and options markets than general securities markets, which can result in price distortions.

SHORT SALES

In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.

2  Phoenix-Euclid Market Neutral Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Euclid Market Neutral Fund. The bar chart shows the fund's Class A Shares performance over the life of the fund.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index and a more narrowly-based benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                                [GRAPHIC OMITTED]

                      ANNUAL RETURN (%)      CALENDAR YEAR
                            -5.53                1999
                             1.77                2000
                             6.56                2001


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.09% (quarter ending March 31, 2001) and the lowest return for a quarter was -7.16% (quarter ending March 31,
2000).


----------------------------------------------------------------------------------------------------------------

  Average Annual Total Returns
  (for the periods ended 12/31/01)(1)                                             1 Year      Life of Fund(2)
----------------------------------------------------------------------------------------------------------------
  Class A--Return Before Taxes                                                     0.43%            -1.30%
----------------------------------------------------------------------------------------------------------------
  Class A--Return After Taxes on Distributions(3)                                 -0.07%            -2.19%
----------------------------------------------------------------------------------------------------------------
  Class A--Return After Taxes on Distributions and Sale of Fund Shares(3)          0.27%            -1.48%
----------------------------------------------------------------------------------------------------------------
  S&P 500 Index(4) (reflects no deduction for fees, expenses or taxes)           -11.87%             2.22%
----------------------------------------------------------------------------------------------------------------
  3-month Treasury Bill(5) (reflects no deduction for fees, expenses or taxes)     4.15%             4.95%
----------------------------------------------------------------------------------------------------------------
  Class B--Return Before Taxes                                                     1.79%            -1.15%
----------------------------------------------------------------------------------------------------------------
  Class C--Return Before Taxes                                                     5.75%            -0.44%
----------------------------------------------------------------------------------------------------------------
  Class I--Return Before Taxes                                                     6.81%             0.58%

----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Since inception on May 1, 1998.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The S&P 500 Index is a measure of stock market total return performance. The Index's return does not reflect sales charges.

(5) The Benchmark is calculated based upon the performance of a 3-month U.S. Treasury Bill. Part of the return from a market neutral strategy is from interest on the proceeds from short sales which will approximate the 3-month Treasury Bill return. Unlike Treasury Bills, which have a fixed rate of return and are backed by the United States, market neutral investing in market neutral funds involves risk of losing your capital.


                                           Phoenix-Euclid Market Neutral Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                        CLASS A            CLASS B             CLASS C            CLASS I
                                        SHARES              SHARES             SHARES              SHARES
                                       ----------         ----------          ---------          ----------

SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed
on Purchases (as a percentage of
offering price)                          5.75%               None               None                None

Maximum Deferred Sales Charge
(load) (as a percentage of the
lesser of the value redeemed or the
amount invested)                        None(b)             5%(c)             1.25%(d)              None

Maximum Sales Charge (load) Imposed
on Reinvested Dividends                  None                None               None                None

Redemption Fee                           None                None               None                None

Exchange Fee                             None                None               None                None
                                    -------------------------------------------------------------------------------

                                        CLASS A            CLASS B             CLASS C            CLASS I
                                        SHARES              SHARES             SHARES              SHARES
                                       ----------         ----------          ---------          ----------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE
DEDUCTED FROMFUND ASSETS)

Management Fees                              1.50%              1.50%              1.50%               1.50%

Distribution and Service (12b-1) Fees(e)     0.30%              1.00%              1.00%                None

Other Expenses:


 Dividends on Short Sales            1.49%              1.49%               1.49%              1.49%

 Remainder of Other Expenses         0.87%              0.87%               0.87%              0.87%
                                     -----              -----               -----              -----

  Total Other Expenses                       2.36%              2.36%              2.36%               2.36%
                                             -----              -----              -----               -----

TOTAL ANNUAL FUND OPERATING

EXPENSES(A)                                  4.16%              4.86%              4.86%               3.86%
                                             =====              =====              =====               =====

----------------------------

(a) The adviser has voluntarily undertaken to limit expenses (exclusive of taxes, interest, dividends on short sales, brokerage commissions, 12b-1 fees and extraordinary expenses) until February 28, 2003 to 2.00% of the fund's average net assets. Total Annual Fund Operating Expenses, after expense reimbursement and excluding dividends on short sales, were 2.30% for Class A Shares, 3.00% for Class B Shares, 3.00% for Class C Shares, and 2.00% for Class I Shares.


(b) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares - Reduced Initial Sales Charges" in the Statement of Additional Information.

(c) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(d) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(e) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

4  Phoenix-Euclid Market Neutral Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


----------------- --------------- --------------- ----------------- ------------
   CLASS             1 YEAR           3 YEARS        5 YEARS           10 YEARS
----------------- --------------- --------------- ----------------- ------------


   Class A            $969            $1,766          $2,577            $4,664

----------------- --------------- --------------- ----------------- ------------

   Class B            $886            $1,761          $2,539            $4,695

----------------- --------------- --------------- ----------------- ------------

   Class C            $611            $1,461          $2,439            $4,894

----------------- --------------- --------------- ----------------- ------------

   Class I            $388            $1,178          $1,986            $4,087


----------------- --------------- --------------- ----------------- ------------


You would pay the following expenses if you did not redeem your shares:

----------------- --------------- --------------- ----------------- ------------
   CLASS             1 YEAR           3 YEARS        5 YEARS           10 YEARS
----------------- --------------- --------------- ----------------- ------------


   Class B            $486            $1,461          $2,439            $4,695

----------------- --------------- --------------- ----------------- ------------

   Class C            $486            $1,461          $2,439            $4,894

----------------- --------------- --------------- ----------------- ------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's manager. Refer to the section "Management of the Fund" for information about expense reimbursement.

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:

BORROWING

The fund may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such


                                           Phoenix-Euclid Market Neutral Fund  5
borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

FOREIGN INVESTING

The fund may invest in equity securities of foreign (non-U.S.) issuers. Foreign equity investments are generally limited to securities traded on U.S. exchanges.

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the fund. Dividends and other income payable on foreign securities may also be subject to foreign taxes.

Some foreign investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not perform as well as U.S. markets.

ILLIQUID SECURITIES

The fund may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

MONEY MARKET INSTRUMENTS

To meet margin requirements, redemptions or for investment purposes, the fund will hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the fund.

SECURITIES LENDING

The fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


6  Phoenix-Euclid Market Neutral Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Euclid Advisors LLC ("Euclid") is the investment adviser to the fund and is located at 900 Third Avenue, New York, NY 10022. Euclid may also act as the investment adviser for other accounts. As of December 31, 2001, Euclid had $43.8 million in assets under management.

Euclid is a wholly-owned subsidiary of Phoenix/Zweig Advisers LLC which is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), located at 56 Prospect Street, Hartford, Connecticut 06115. PXP is the wholly-owned investment management subsidiary of The Phoenix Companies Inc. and has served investors for over 70 years. As of December 31, 2001, PXP had approximately $52.1 billion in assets under management.


Subject to the direction of the fund's Board of Trustees, Euclid is responsible for managing the fund's investment program, the general operations and day-to-day management of the fund. Euclid manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Euclid a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 1.50%.


The adviser has voluntarily agreed to assume operating expenses of the fund (excluding interest, taxes, dividends on short sales, brokerage commissions, 12b-1 fees, and extraordinary expenses) until February 28, 2003 to the extent that such expenses exceed 0.50% of the average annual net assets of the fund.

During the fund's last fiscal year, the fund paid total management fees of $556,985. The ratio of management fees to average net assets for the fiscal year ended October 31, 2001 was 1.50%.


PORTFOLIO MANAGEMENT


Carlton Neel, David O'Brien and David Dickerson serve as Co-Portfolio Managers of the fund.

Mr. Neel is a Senior Vice President of the fund, Euclid, and Phoenix/Zweig Advisers LLC. He has served as the Senior Portfolio Manager for the Phoenix-Zweig Strategy Fund, Phoenix-Zweig Appreciation Fund and Phoenix-Zweig Growth & Income Fund since January 2000 and for Phoenix-Zweig Managed Assets and Phoenix-Zweig Government Fund since July 1995. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

Mr. Dickerson is a Vice President of the fund, Euclid and Phoenix/Zweig Advisers LLC. He began his investment career at Phoenix/Zweig Advisers in 1993 and became Assistant Portfolio Manager of Phoenix/Zweig Managed Assets in 1996, where he is responsible for managing the U.S. stock portion of the fund. He was promoted to Co-Portfolio Manager of


                                           Phoenix-Euclid Market Neutral Fund  7

Phoenix/Zweig Strategy Fund in January 2000. Mr. Dickerson earned a B.A. in Psychology from Harvard University and a M.B.A. in Finance and Economics from New York University (Stern School of Business).

Mr. O'Brien is a Vice President of the fund, Euclid and Phoenix/Zweig Advisers LLC. He began his investment career at Phoenix/Zweig Advisers in 1998 as Assistant Portfolio Manager and became Vice President in March 2000. He serves as Co-Portfolio Manager of the Phoenix-Zweig Appreciation Fund and Phoenix-Zweig Growth & Income Fund. Mr. O'Brien earned a B.A. in Finance from Stockton State College. Prior to joining the Zweig Companies, he was an Assistant Vice President with PaineWebber.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:


         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and


         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.


8  Phoenix-Euclid Market Neutral Fund

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers four classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Generally, Class A Shares are not subject to any charges by the fund


                                           Phoenix-Euclid Market Neutral Fund  9
when redeemed; however, a 1% CDSC is imposed on redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge. Class A Shares have lower distribution and service fees (0.30%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first six years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of six years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1.25%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


CLASS I SHARES. Class I Shares are only available to persons subject to the adviser's Code of Ethics relating to securities transactions, to tax-exempt retirement plans specifically affiliated with the adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I Shares. Class I Shares are not available in all states. Please refer to "Alternative Purchase Arrangements" in the Statement of Additional Information to see if you qualify.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").



10  Phoenix-Euclid Market Neutral Fund

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES


                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                             -----------------------------------------------------------------------------------
 AMOUNT OF                                                                                         NET
 TRANSACTION                                                     OFFERING                         AMOUNT
 AT OFFERING PRICE                                                PRICE                          INVESTED
----------------------------------------------------------------------------------------------------------------


Under $50,000                                                      5.75%                           6.10%

$50,000 but under $100,000                                         4.75                            4.99

$100,000 but under $250,000                                        3.75                            3.90

$250,000 but under $500,000                                        2.75                            2.83

$500,000 but under $1,000,000                                      2.00                            2.04

$1,000,000 or more                                                 None                            None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.



DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR            1         2         3        4           5           6       7
--------------------------------------------------------------------------------
CDSC            5%        4%        3%       3%          2%          1%      0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR                 1                 2+
--------------------------------------------------------------------------------
CDSC                 1.25%             0%



YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


                                          Phoenix-Euclid Market Neutral Fund  11

The fund has established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or ACHs from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the fund.


STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.


         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.


Minimum ADDITIONAL investments:


         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The fund offers Class A Shares, Class B Shares and Class C Shares for individual investors, as well as Class I Shares to qualified investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


12  Phoenix-Euclid Market Neutral Fund

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

       o Receive both dividends and capital gain distributions in additional shares;

       o Receive dividends in additional shares and capital gain distributions in cash;

       o Receive dividends in cash and capital gain distributions in additional shares; or

       o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES
--------------------------------------------------------------------------------




 ----------------------------------- ----------------------------------------------------------------------------

                                      TO OPEN AN ACCOUNT

 ----------------------------------- ----------------------------------------------------------------------------


 Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.

 ----------------------------------- ----------------------------------------------------------------------------

                                      Complete a New Account Application and send it with a check payable to
 Through the mail                     the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                      02266-8301.

 ----------------------------------- ----------------------------------------------------------------------------

                                      Complete a New Account Application and send it with a check payable to the
 Through express delivery             fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                      66 Brooks Drive, Braintree, MA 02184.

 ----------------------------------- ----------------------------------------------------------------------------

 By Federal Funds wire                Call us at (800) 243-1574 (press 1, then 0).

 ----------------------------------- ----------------------------------------------------------------------------

                                      Complete the appropriate section on the application and send it with your
 By Investo-Matic                     initial investment payable to the fund. Mail them to: State Street Bank,
                                      P.O. Box 8301, Boston, MA 02266-8301.

 ----------------------------------- ----------------------------------------------------------------------------

 By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).

 ----------------------------------- ----------------------------------------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers,


                                          Phoenix-Euclid Market Neutral Fund  13
brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------ ---------------------------------------------------------------------------------------

                                      TO SELL SHARES

------------------------------------ ---------------------------------------------------------------------------------------

Through a financial advisor           Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.

------------------------------------ ---------------------------------------------------------------------------------------

                                      Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be
Through the mail                      sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ ---------------------------------------------------------------------------------------

                                      Send a letter of instruction and any share certificates (if you hold certificate certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds, 66 Brooks
Through express delivery              Drive, Braintree, MA 02184. Be sure to include the registered owner's number, and number of shares or dollar name, fund and account value you wish to sell.

------------------------------------ ---------------------------------------------------------------------------------------

By telephone                          For sales up to $50,000, requests can be made by calling (800) 243-1574.

------------------------------------ ---------------------------------------------------------------------------------------

By telephone exchange                 Call us at (800) 243-1574 (press 1, then 0).

------------------------------------ ---------------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


14  Phoenix-Euclid Market Neutral Fund

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

     Send a clear letter of instruction if all of these apply:

     o The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.


     Send a clear letter of instruction with a signature guarantee when any of these apply:


     o You are selling more than $50,000 worth of shares.

     o The name or address on the account has changed within the last 60 days.

     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all



                                          Phoenix-Euclid Market Neutral Fund  15
or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS


Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-1574 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares for another fund in the same class of shares; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


         o Exchanges may be made by telephone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.

16  Phoenix-Euclid Market Neutral Fund

INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000 and elect to have all dividends reinvested.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income annually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

In addition, short-sale transactions will be subject to special tax rules which could result in the fund realizing more short-term capital gains and ordinary income taxed at ordinary income rates.


                                          Phoenix-Euclid Market Neutral Fund  17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


                                                                          CLASS A
                                                ------------------------------------------------------------------

                                                                                                     FROM
                                                                                                   INCEPTION
                                                            YEAR ENDED OCTOBER 31,                 5/1/98 TO
                                                      2001            2000            1999         10/31/98
                                                ---------------  ---------------  -------------  -----------------
Net asset value, beginning of period                 $10.13          $10.68           $10.84          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.15(5)         0.26(5)          0.26            0.09
  Net realized and unrealized gain (loss)              1.02           (0.55)           (0.29)          (0.59)
                                                     ------          ------           ------          ------
  TOTAL FROM INVESTMENT OPERATIONS                     1.17           (0.29)           (0.03)          (0.50)
                                                     ------          ------           ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.35)          (0.26)           (0.13)              -
                                                     ------          ------           ------          ------
Change in net asset value                              0.82           (0.55)           (0.16)          (0.50)
                                                     ------          ------           ------          ------
NET ASSET VALUE, END OF PERIOD                       $10.95          $10.13           $10.68          $10.84
                                                     ======          ======           ======          ======
Total return(1)                                       11.88%          (2.65)%          (0.40)%         (4.41)%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)               $10,930          $7,205          $20,648         $39,331
RATIOS TO AVERAGE NET ASSETS OF:
  Operating expenses (including dividends on short
  sales, after expense reimbursement)                  3.78%(4)        4.15%(4)         3.88%           3.65%(2)(4)
  Operating expenses (excluding dividends on short
  sales, after expense reimbursement)                  2.30%           2.33%            2.34%           2.30%(2)
  Net investment income                                1.42%           2.63%            1.94%           2.33%(2)
Portfolio turnover rate                                 192%            276%             453%            216%

----------------------------
(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser has not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.16%, 4.35% and 3.69% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(5) Computed using average shares outstanding.



18  Phoenix-Euclid Market Neutral Fund

--------------------------------------------------------------------------------



                                                                                  CLASS B
                                                    -------------------------------------------------------------------

                                                                                                          FROM
                                                                                                        INCEPTION
                                                                YEAR ENDED OCTOBER 31,                  5/1/98 TO
                                                         2001           2000             1999            10/31/98
                                                    ------------- ----------------- -------------- --------------------
Net asset value, beginning of period                   $10.07          $10.62           $10.81            $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                           0.09(6)         0.19(6)          0.15              0.06
  Net realized and unrealized gain (loss)                1.00           (0.55)           (0.26)            (0.59)
                                                       ------          ------          -------            ------
  TOTAL FROM INVESTMENT OPERATIONS                       1.09           (0.36)           (0.11)            (0.53)
                                                       ------          ------          -------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  (0.29)          (0.19)           (0.08)                -
                                                       ------          ------          -------            ------
Change in net asset value                                0.80           (0.55)           (0.19)            (0.53)
                                                       ------          ------          -------            ------
NET ASSET VALUE, END OF PERIOD                         $10.87          $10.07           $10.62            $10.81
                                                       ======          ======           ======            ======
Total return(1)                                         11.07%          (3.38)%          (1.02)%           (4.67)%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $9,857         $11,649          $34,290           $47,794
RATIOS TO AVERAGE NET ASSETS OF:
  Operating expenses (including dividends on short
  sales, after expense reimbursement)                    4.51%(4)        4.85%(4)         4.58%             4.35%(2)(4)
  Operating expenses (excluding dividends on short
  sales, after expense reimbursement)                    3.00%           3.03%            3.04%             3.00%(2)
  Net investment income                                  0.85%           1.94%            1.24%             1.63%(2)
Portfolio turnover rate                                   192%            276%             453%              216%

                                                                                  CLASS C
                                                    -------------------------------------------------------------------
                                                                                                          FROM
                                                                                                        INCEPTION
                                                                YEAR ENDED OCTOBER 31,                  5/1/98 TO
                                                         2001           2000             1999            10/31/98
                                                    ------------- ----------------- -------------- --------------------
Net asset value, beginning of period                    $10.04         $10.59           $10.80            $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                            0.08(6)        0.19(6)          0.19              0.06
  Net realized and unrealized gain (loss)                 1.01          (0.55)           (0.31)            (0.60)
                                                        ------         ------          -------            ------
  TOTAL FROM INVESTMENT OPERATIONS                        1.09          (0.36)           (0.12)            (0.54)
                                                        ------         ------          -------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   (0.30)         (0.19)           (0.09)               -
                                                        ------         ------          -------            ------
Change in net asset value                                 0.79          (0.55)           (0.21)            (0.54)
                                                        ------         ------          -------            ------
NET ASSET VALUE, END OF PERIOD                          $10.83         $10.04           $10.59             ======
Total return(1)                                          11.11%         (3.31)%          (1.12)%           (4.76)%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $7,531         $6,886          $25,364           $56,874
RATIOS TO AVERAGE NET ASSETS OF:
  Operating expenses (including dividends on short
  sales, after expense reimbursement)                     4.50%(5)       4.83%(5)         4.58%             4.35%(2)(5)
  Operating expenses (excluding dividends on short
  sales, after expense reimbursement)                     3.00%          3.03%            3.04%             3.00%(2)
  Net investment income                                   0.81%          1.93%            1.24%             1.63%(2)
Portfolio turnover rate                                    192%           276%             453%              216%

-------------------------------

(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser has not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.87%, 5.05% and 4.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(5) If the investment adviser has not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.86%, 5.03% and 4.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(6) Computed using average shares outstanding.


                                          Phoenix-Euclid Market Neutral Fund  19

--------------------------------------------------------------------------------


                                                                                    CLASS I
                                                   ------------------------------------------------------------------------
                                                                                                              FROM
                                                                                                            INCEPTION
                                                                  YEAR ENDED OCTOBER 31,                    5/1/98 TO
                                                           2001            2000             1999             10/31/98
                                                   ----------------- ---------------- ---------------- --------------------

Net asset value, beginning of period                      $10.08          $10.62            $10.85            $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                              0.18(4)         0.29(4)           0.28              0.14
  Net realized and unrealized gain (loss)                   1.01           (0.54)            (0.28)            (0.63)
                                                          ------          ------            ------            ------
  TOTAL FROM INVESTMENT OPERATIONS                          1.19           (0.25)                -             (0.49)
                                                          ------          ------            ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income                     (0.38)          (0.29)            (0.23)               -
                                                          ------          ------            ------            ------
Change in net asset value                                   0.81           (0.54)            (0.23)            (0.49)
                                                          ------          ------            ------            ------
NET ASSET VALUE, END OF PERIOD                            $10.89          $10.08            $10.62            $10.85
                                                          ======          ======            ======            ======
Total return                                               12.14%          (2.37)%           (0.01)%           (4.32)%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $14,780         $12,292           $19,549           $20,846
RATIOS TO AVERAGE NET ASSETS OF:
  Operating expenses (including dividends on short
  sales, after expense reimbursement)                       3.48%(3)        3.88%(3)          3.58%             3.35%(1)(3)
  Operating expenses (excluding dividends on short
  sales, after expense reimbursement)                       2.00%           2.03%             2.04%             2.00%(1)
  Net investment income                                     1.76%           2.96%             2.24%             2.63%(1)
Portfolio turnover rate                                      192%            276%              453%              216%

-------------------------------

(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 3.83%, 4.11% and 3.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(4) Computed using average shares outstanding.


20  Phoenix-Euclid Market Neutral Fund

       PHOENIX EQUITY PLANNING CORPORATION
       P.O. Box 150480
       Hartford, CT 06115-0480


[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

       A member of The Phoenix Companies, Inc.


       For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.

       ADDITIONAL INFORMATION
       You can find more information about the fund in the following documents:

       ANNUAL AND SEMIANNUAL REPORTS
       Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)
       The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

       You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting www.phoenixinvestments.com to send an email request.

       Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

       Mutual Fund Services:  1-800-243-1574           Telephone Orders:  1-800-367-5877
       Advisor Consulting Group:  1-800-243-4361       Text Telephone:  1-800-243-1926



       Investment Company Act File No. 811-08631
       PXP 1349 (2/02)

                       PHOENIX-EUCLID MARKET NEUTRAL FUND

                                   A SERIES OF

                              PHOENIX-EUCLID FUNDS



                                900 Third Avenue

                          New York, New York 10022-4728



                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2002

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Euclid Funds, dated February 28, 2002, and should be read in conjunction with it. Additionally, the Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

The Fund..................................................................    1
Investment Restrictions...................................................    1
Investment Techniques and Risks...........................................    2
Performance Information ..................................................    5
Portfolio Turnover........................................................    6
Portfolio Transactions and Brokerage......................................    6
Services of the Adviser...................................................    7
Net Asset Value...........................................................    8
How to Buy Shares.........................................................    9
Alternative Purchase Arrangements.........................................    9
Investor Account Services.................................................   12
How to Redeem Shares......................................................   14
Tax Sheltered Retirement Plans............................................   14
Dividends, Distributions and Taxes........................................   15
The Distributor...........................................................   16
Distribution Plans........................................................   18
Management of the Trust ..................................................   19
Additional Information....................................................   23





                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                       Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926











PXP 1206 (2/02)

                                    THE FUND

   Phoenix-Euclid Funds (the "Trust") is an open-end diversified management investment company which was organized under Delaware law in 1998 as a business trust.


   The Trust's Prospectus describes the investment objectives of the Phoenix-Euclid Market Neutral Fund (the "Fund") and strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Fund may utilize the following practices or techniques in pursuing its investment objectives.

BORROWING

   The Fund may obtain fixed-interest loans and invest the loan proceeds in other assets. If it should do so, and the performance of the Fund's investments failed to cover interest and other costs of borrowing, the net asset value of its shares would decrease faster than if the Fund had no borrowings outstanding.

FOREIGN ISSUERS

   The Fund's long and short positions may include equity securities of foreign issuers. Foreign issuers may be subject to different, and often less comprehensive, accounting, reporting and disclosure standards than comparable U.S. companies and may be subject to risks related to economic and political conditions in foreign countries, including possible nationalization or expropriation of their assets. Securities of foreign issuers may be less liquid and at times more volatile than securities of comparable U.S. companies.

FUTURES CONTRACTS

   In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in an account for the futures broker a specified amount of cash or liquid securities, currently 2% to 5% of the contract amount. This is known as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Fund's commitments with respect to such futures contracts. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the future fluctuates, a process known as "marking to the market." For example, if the Fund purchases an S&P 500 future and the S&P 500 has risen, the Fund's corresponding futures position will increase in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the S&P 500 declines, the Fund's futures position will be less valuable and the Fund will be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid to or by the Fund, and the Fund realizes a gain or a loss.

   The price of index futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market which also may cause temporary price distortions.

   Positions in futures contracts may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin.

   Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the price in the sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

   The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

   Successful use of futures contracts by the Fund is also subject to the Manager's ability to correctly predict movements in the direction of prices for securities. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities prices and movements in the prices of futures contracts, a correct forecast of securities prices by the Manager may still not result in a successful hedging transaction over a short period of time.

ILLIQUID SECURITIES

   Illiquid securities may be difficult to sell promptly at an acceptable price, or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss or entail expenses not normally associated with the sale of a portfolio security.

INDEX FUTURES, AND INDEX AND EQUITY OPTIONS

   In addition to purchasing or selling short individual securities, the Fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges, futures or options tied to stock indexes or averages and options on individual securities. Futures and options also may be used or combined with each other in order to implement the Fund's overall strategy.

   Futures and options tied to a securities index, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), have been used by mutual funds for many years to manage their portfolios more efficiently. An S&P 500 futures contract is a contract to buy or sell units of the S&P 500 at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract, or holding a long position in the S&P 500. Entering into a contract to sell units is commonly referred to as selling a contract, or holding a short position in the S&P 500.

MONEY MARKET INSTRUMENTS

   To meet margin requirements, redemptions or for investment purposes, the Fund will hold a portion of its assets in full faith and credit obligations of the United States (e.g., U.S. Treasury Bills), high quality short-term notes, commercial paper or other money market instruments. To be considered "high quality" such obligations must be rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's"), issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

OPTIONS

   When the Fund purchases an option, an amount equal to the premium paid by the Fund for the option (its cost) is recorded initially as an investment. The amount of the investment is "marked-to-the-market" daily to reflect the current market value of the option. If the current market value of an option exceeds the premium paid, the excess represents unrealized appreciation; conversely, if the premium paid exceeds the current market value, the excess represents unrealized depreciation.

   When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-the-market" daily to reflect the current market value of the option. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or a loss if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

   If the Fund writes a covered call option and is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires and may be required to deliver the underlying security upon exercise. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market exists for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise the option in order to realize any profit or would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options it had written.

   Reasons for the absence of a liquid secondary market include the following:
(a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

   The Fund is required to deposit cash, liquid debt securities, liquid equity securities or cash equivalents in an amount equal to the exercise price of any options it has written in a segregated account with the custodian to ensure that the use of such options is not leveraged.

OPTIONS ON FUTURES CONTRACTS

   Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder of the long position would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the futures contract, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the final settlement price of the futures contract on the expiration date.

   The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

   Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts may involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts.

   In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund presently intends to comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets.

REPURCHASE AGREEMENTS

   In a repurchase agreement transaction, the Fund agrees to purchase and resell, and the seller also agrees to buy back, usually on the next business day, a security at a fixed time and price which reflects an agreed-upon market rate. Repurchase agreements may be thought of as loans to the seller collateralized by the security to be repurchased. The risk to the Fund is the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the collateral. If the seller defaults when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral daily during the term of the repurchase agreement to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price. If a defaulting seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

SHORT SALES

   The Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. Historically, the Fund has maintained a short position exposure within 5% of its long position exposure. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Fund also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

                             PERFORMANCE INFORMATION

   The Fund may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class and as a total return of any class of the Fund.


   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class I Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares, Class C Shares or Class I Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares, Class C Shares and Class I Shares reinvested when paid.


   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Age Wave, Inc.; the American Association of Retired Persons; Baron's; Business Week; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; Donoghue's Money Fund Report, Financial Planning; Financial World; Forbes; Fortune; Fundscope, Hulbert Financial Digest; Ibbotson Associates; Individual Investor, Investment Advisor, Investors Business Daily; The Liscio Report; Lipper Analytical Services, Inc.; Micropal Inc.; Money; Morningstar Mutual Funds; Mutual Fund Forecaster; Mutual Funds Magazine; The National Center for Education Statistics; The New York Times; The Philatelic Foundation; Smart Money; USA Today, U.S. News & World Report; The Wall Street Journal; Worth and other industry publications. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, such as IBM or health care, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


   The manner in which total return is calculated for public use is described above. The following table illustrates average annual total return for the Fund for the 1-year period ended October 31, 2001 and for the period since inception (May 1, 1998) through October 31, 2001:

                                AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2001

 -------------------------------------- ------------------------------- --------------------------------
                                                   One Year                   Since Inception(1)
 -------------------------------------- ------------------------------- --------------------------------
 Class A                                             5.45%                           -0.65%
 -------------------------------------- ------------------------------- --------------------------------
 Class B                                             7.07%                           -0.47%
 -------------------------------------- ------------------------------- --------------------------------
 Class C                                            11.11%                            0.31%
 -------------------------------------- ------------------------------- --------------------------------
 Class I                                            12.14%                            1.31%

 -------------------------------------- ------------------------------- --------------------------------

 (1) Since May 1, 1998.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                               PORTFOLIO TURNOVER

   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). The adviser does not usually consider the length of time the Fund has held a position when making investment decisions. The Fund's turnover rate is expected to be higher than that of other mutual Funds (a portfolio turnover rate in excess of 100% may be deemed to be high) and will vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover was significantly higher for its initial six months of operations, it is anticipated that the annual portfolio turnover rate of the Fund may be approximately 200% under normal circumstances. Short sales and associated closing transactions are not included in portfolio turnover because there is no intention to maintain the short position for more than one year. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover may result in realization of taxable capital gains, and generally involves some expense, including brokerage costs. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus under the heading "Financial Highlights."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The current Distributor, Phoenix Equity Planning Corporation ("Equity Planning"), began distribution activities as of March 1, 1999. No principal transactions are effected with Equity Planning. The prior Distributor for the Fund was PXP Securities Corp., formerly Zweig Securities Corp., an affiliate of Equity Planning.

   Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Adviser may receive orders for transactions by the Fund. Information so received will enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Adviser and its affiliates in servicing other clients as well as the Fund; in addition, information obtained by the Adviser and its affiliates in servicing other clients may be useful and of value to the Adviser in servicing the Fund. No principal transactions are effected with PXP Securities Corp. or any of its affiliates.

   The Fund may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Adviser. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

   Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Adviser and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the Adviser or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser in carrying out its obligation to the Fund.

   The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover. Although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended October 31, 1999, 2000 and 2001, brokerage commissions paid by the Fund on portfolio transactions totaled $1,726,617, $602,072 and $311,348, respectively. For the fiscal year ended October 31, 1999, the Fund paid PXP Securities Corp., an affiliate, $13,093 for brokerage commissions on portfolio transactions. For the fiscal years ended October 31, 2000 and 2001, no brokerage commissions were paid to any affiliate. Brokerage commissions of $17,700 paid during the fiscal year ended October 31, 2001, were paid on portfolio transactions aggregating $6,918,556 executed by brokers who provided research and other statistical information.


                             SERVICES OF THE ADVISER


   The investment adviser to the fund is Euclid Advisors LLC ("Euclid" or "Adviser"), which is located at 900 Third Avenue, 31st floor, New York, NY 10022-4728. Euclid is a wholly-owned subsidiary of Phoenix/Zweig Advisers, LLC, which is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115.

   PXP has served investors for over 70 years. As of December 31, 2001, it had approximately $52.1 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.


   Overall responsibility for the management and supervision of the Fund rests with the Trustees of the Phoenix-Euclid Funds (the "Trustees"). Euclid's services under its Management Agreement are subject to the direction of the Trustees.


   Pursuant to the Management Agreement, the Adviser: (a) supervises and assists in the management of the assets of the Fund, furnishes the Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Fund, compliance support, preparation of the Fund's registration statements, proxy materials and other documents and advice and assistance of the Adviser's counsel; (c) makes investment decisions for the Fund; (d) selects brokers and dealers to execute transactions for the Fund; (e) ensures that investments follow the investment objective, strategies, and policies of the Fund and comply with government regulations; and (f) furnishes office facilities, personnel necessary to provide advisory services to the Fund, personnel to serve without salaries as officers or agents of the Fund and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates.

   The Fund pays the Adviser for its services pursuant to the Management Agreement a monthly fee at the annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal years ended October 31, 1999, 2000 and 2001, fees paid to the Adviser by the Fund aggregated $1,990,121, $918,260 and $556,895, respectively, before expense reimbursement (if applicable). The Adviser has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, dividends paid on securities sold short, brokerage commissions, 12b-1 fees and extraordinary expenses) until February 28, 2003 to 2.00% of its average daily net assets. For the fiscal years ended October 31, 1999, 2000 and 2001, the Adviser's reimbursements to the Fund aggregated $0, $128,104 and $134,071, respectively.


   The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment.

   The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

   The Adviser may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Fund. The Distributor or its affiliates may provide the Adviser (without charge to the Fund) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to the Fund.

   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT

   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning performance of the adviser.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the profitability of the adviser and its affiliates based upon the terms of the advisory agreement and relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its peer group. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the adviser and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution plan fees and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES


   The minimum initial investment is $500, and the minimum subsequent investment is $25 for Class A Shares, Class B Shares or Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan (a bank draft investing program administered by the Distributor), or pursuant to the Systematic Exchange privilege, or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class I Shares is $1,000,000, with no minimum subsequent investment. Completed applications for the purchase of shares should be mailed to: Phoenix-Euclid Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.


   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1.00% deferred sales charge applies to shares purchased by an investor in amounts over $1 million if redeemed within 12 months of purchase. Such deferred sales charge may be waived under certain conditions. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See Class A Shares--Reduced Initial Sales Charge.

CLASS B SHARES


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See Class B Shares and Class C Shares--Waiver of Sales Charges.


   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time from most of the burden of such distribution related expenses. The seven-year time limit has been deemed sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstandingfor less than the period ending seven years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets. See the Funds' current Prospectus for more information.

CLASS I SHARES

   Class I Shares are offered primarily to persons subject to the Adviser's Code of Ethics relating to personal securities transactions and to tax-exempt retirement plans specifically affiliated with the Investment Adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. Class I Shares are not available in all states.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Zweig Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix-Zweig Funds qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000 and by retirement plans with assets of $1,000,000 or more or at least 50 eligible employees; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Zweig Funds, Phoenix-Engemann Funds or Phoenix-Seneca Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Zweig Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Zweig Government Cash Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. Your purchase of any class of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS A SHARES--WAIVER OF DEFERRED SALES CHARGE

   The 1% CDSC will be waived where the investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12-month period.


CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from certain other Class A Share and Class C Share retirement plans; (f) from the Merrill Lynch Daily K Plan invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (g) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this Fund and any other Affiliated Phoenix Fund; (h) based on any direct rollover transfer of shares from an established Fund qualified plan into another Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (i) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Shareholders between the ages of 59 1/2 and 70 1/2 receiving a CDSC waiver on distributions under retirement plans described in condition (c) above prior to May 1, 1999, will continue to receive the waiver.

CONVERSION FEATURE--CLASS B SHARES


   Class B Shares will automatically convert to Class A Shares of the Fund seven years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Trust were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.


IMMEDIATE INVESTMENT

   In order to obtain immediate investment of funds, initial and subsequent purchases of shares of a Fund may also be made by wiring Federal Funds (monies held in a bank account with a Federal Reserve Bank) directly pursuant to the following instructions:

   (1) For initial investments, telephone the Trust at (800) 367-5877. Certain information will be requested from you regarding the account, and an account number will be assigned.

   (2) Once an account number has been assigned, direct your bank to wire the Federal Funds to State Street Bank and Trust Company, Custody & Shareholder Services Division, Boston, Massachusetts 02105, attention of the Phoenix-Euclid Market Neutral Fund. Your bank must include the account number and the name(s) in which your account is registered in its wire and also request a telephone advice. Your bank may charge a fee to you for transmitting funds by wire.

   An order for shares of a Fund purchased with Federal Funds will be accepted on the business day Federal Funds are wired provided the Federal Funds are received by 4:00 p.m. on that day; otherwise, the order will not be accepted until the next business day. Shareholders should bear in mind that wire transfers may take two or more hours to complete.

   Promptly after an initial purchase of shares made by wiring Federal Funds directly, the shareholder should complete and mail an Account Application to Equity Planning.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information. The Fund and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

   Under certain circumstances, shares of the Fund may be exchanged for shares of the same class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.


   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and

Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.


BY MAIL

   Shareholders may redeem shares by making a written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of the Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of the Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of the Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

TAX STATUS

   By paying dividends representing its investment company taxable income within the time periods specified in the Internal Revenue Code of 1986, as amended (the
Code) and by meeting certain other requirements, the Fund intends to qualify as a regulated investment company under the Code. Since the Fund intends to distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

TAXATION OF SHAREHOLDERS

   Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Regardless of how long the Fund shares have been held, distributions of long-term gains realized upon the sale of capital assets are subject to a maximum federal income tax rate for noncorporate taxpayers of 20% if held for more than 12 months (10% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain held for more than one year during such six-month period.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution in effect represents a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before being acquired.


   Individuals and certain other non-exempt payees will be subject to a backup Federal withholding tax on dividends and other distributions from the Fund, as well as on the proceeds of redemptions if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies the Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.


TAX TREATMENT OF CERTAIN TRANSACTIONS

   In general, and as explained more fully below, if the Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by a Fund will be as follows: Gain or loss from a closing transaction with respect to options written by the Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that the Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

   Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

   The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a regulated investment company.

   Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

   In addition to the Federal income tax consequences described above relating to an investment in the Fund, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.


IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.


                                 THE DISTRIBUTOR

   Pursuant to its Distribution Agreement with the Fund (the "Distribution Agreement"), Phoenix Equity Planning Corporation ("Equity Planning") acts as distributor of the Fund's shares and receives: with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Sales Charges," and a 1% CDSC which may apply on redemptions within 12 months of purchases not subject to a sales charge; with respect to Class B Shares, a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than seven years; and, with respect to Class C Shares, a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. A 1% CDSC may apply to redemptions within 12 months of purchases of Class A Shares not subject to a sales charge. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below.

   Equity Planning has undertaken to use its best efforts to find purchasers for shares of the Fund. Shares of the Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   For its services under the Distribution Agreement, the Distributor receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, the Distributor may receive payments from the Fund pursuant to the Distribution Plans described below. PXP Securities Corp., formerly known as Zweig Securities Corp., served as the distributor for the Fund prior to March 1, 1999. For the fiscal years ended October 31, 1999, 2000 and 2001, purchasers of shares of the Fund paid aggregate sales charges of $727,344, $531,365 and $95,544, respectively, of which PXP Securities Corp. and/or the Distributor received net commissions of $724,174, $523,254 and $80,798, respectively, for its services, the balance being paid to dealers. For the fiscal year ended October 31, 2001, the Distributor received net commissions of $1,502 for Class A Shares and deferred sales charges of $79,296 for Class B Shares and Class C Shares.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

                                                                                                   DEALER DISCOUNT OR
            AMOUNT OF                  SALES CHARGE AS A              SALES CHARGE AS A                AGENCY FEE
          TRANSACTION                     PERCENTAGE                   PERCENTAGE OF                AS PERCENTAGE OF
       AT OFFERING PRICE              OF OFFERING PRICE               AMOUNT INVESTED                OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. There is no dealer compensation payable on Class I Shares. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, a 1% CDSC will apply, except for redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer, or agrees to receive such commissions ratably over a 12 month period. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset value of the Fund, at the following incremental annual rates:

               First $50 million                                         .07%
               $50 million to $200 million                               .06%
               Greater than $200 million                                 .01%


   Equity Planning retains PFPC, Inc. as subagent for the Fund. For its services during the Fund's fiscal year ended October 31, 2001, Equity Planning received $25,993.


                               DISTRIBUTION PLANS

   The Fund has adopted a distribution plan for each class of shares, except Class I Shares, in accordance with Rule 12b-1 under the Act (the "Plan"), to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares (other than Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class and a distribution fee based on average daily net assets at a rate of 0.05% per annum for Class A Shares and 0.75% per annum for Class B Shares and Class C Shares. If the Distributor receives any Rule 12b-1 payments in excess of actual distribution expenses, the difference could be viewed as profit to the Distributor for that year.


   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers as additional compensation with respect to Class C Shares, 0.70% of the average annual net asset value of that class.


   A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

   The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class or Fund, by vote of a majority of the shares of such Class or Fund. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons.

   If the Plans are terminated (or not renewed) with respect to one or more Classes or Funds, they may continue in effect with respect to any Class or Fund as to which they have not been terminated (or have not been renewed).

   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.


   The continuance of the Plans for Class A Shares, Class B Shares and Class C Shares is approved annually by the Board of Trustees, including a majority of the Qualified Trustees. Prior to approving the continuance of the Plans, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plans, the Board considered, among other factors: (1) the Trust's experience under the Plan's and the previous Rule 12b-1 Plan's of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plans would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.

   The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for the Fund, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.


   For the fiscal year ended October 31, 2001, the Fund paid Rule 12b-1 fees in the amount of $184,581, of which the Distributor received $94,156, unaffiliated broker-dealers received $90,342 and W.S. Griffith Securities, Inc., an affiliate, received $83. The 12b-1 payments were used for (1) compensating dealers, $119,432, (2) compensating sales personnel, $58,762, (3) advertising, $6,935, (4) printing and mailing of prospectuses to other than current shareholders, $9,740, (5) service costs, $10,283 and (6) other, $24,739.


   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.


                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   The address of each individual, unless otherwise noted, is 900 Third Avenue, 31st Floor, New York, NY 10022. There is no stated term of office for Trustees of the Trust.

                                                       INDEPENDENT TRUSTEES

----------------------------- ----------------- ----------------- --------------------------------------------------------------
                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX                       PRINCIPAL OCCUPATION(S)
                                LENGTH OF TIME      OVERSEEN BY                       DURING PAST 5 YEARS AND
  NAME, (AGE), AND ADDRESS          SERVED            TRUSTEE                   OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ ----------------- ----------------- --------------------------------------------------------------
James Balog (74)               Served since             7          Currently retired.  Director, Transatlantic Holdings, Inc.
                               1998.                               (reinsurance) since 1990.  Director, Elan, plc
                                                                   (pharmaceuticals) since 1990.  Director, Great West Life and
                                                                   Annuity Insurance Company since 1993.
------------------------------ ----------------- ----------------- --------------------------------------------------------------
Claire B. Benenson (82)        Served since             7          Consultant on Financial Conferences. Trustee, Burnham
                               1998.                               Investors Trust (since 1972) (5 portfolios).  Vice
                                                                   President, 92nd St. YMYWHA (charitable organization) (since
                                                                   1999).
------------------------------ ----------------- ----------------- --------------------------------------------------------------
S. Leland Dill (71)            Served since             7          Currently retired.  Trustee, Deutsche Asset Management
5070 North Ocean Dr.           1998.                               mutual funds (33 portfolios) (1986-present).  Director,
Singer Island, FL  33404                                           Coutts & Co. Trust Holdings Limited (1991-1999), Coutts &
                                                                   Co. Group (1944-1999) and Coutts & Co. International (USA)
                                                                   (private banking) (1992-2000).
------------------------------ ----------------- ----------------- --------------------------------------------------------------
Donald B. Romans (70)          Served since             7          President, Romans & Company (private investors and financial
39 S. Sheridan Road            1998.                               consultants) since 1987.  Trustee, Burnham Investors Trust
Lake Forest, IL  60045                                             (5 portfolios).
------------------------------ ----------------- ----------------- --------------------------------------------------------------



                                                       INTERESTED TRUSTEE

   The person listed below is an "interested person" of the Trust, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.
----------------------------- ----------------- ----------------- --------------------------------------------------------------
                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
   NAME, (AGE), AND ADDRESS     LENGTH OF TIME      OVERSEEN BY                       PRINCIPAL OCCUPATION(S)
   AND POSITION(S) WITH TRUST       SERVED            TRUSTEE                         DURING PAST 5 YEARS
------------------------------ ----------------- ----------------- --------------------------------------------------------------

*Philip R. McLoughlin          Served                   44         Chairman (1997-present), Director (1995-present), Vice
 (55)                          since 2000.                         Chairman (1995-1997) and Chief Executive Officer
 56 Prospect Street                                                (1995-present), Phoenix Investment Partners, Ltd. Director,
 Hartford, CT  06115-0480                                          Executive Vice President and Chief Investment Officer,
                                                                   The Phoenix Companies, Inc. (2001-present).
                                                                   Director (1994-present) and Executive Vice President,
                                                                   Investments (1988-present), Phoenix Life Insurance Company.
Chairman and Chief                                                 Director (1983-present) and Chairman (1995-present),
Executive Officer                                                  Phoenix Investment Counsel, Inc. Director (1984-present)
                                                                   and President (1990-2000), Phoenix Equity Planning Corporation.
                                                                   Chairman and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                   (1999-present). Director, PXRE Corporation (Delaware)
                                                                   (1985-present), World Trust Fund (1991-present) Phoenix
                                                                   Distribution Holding Company (2001-present) and Phoenix
                                                                   Investment Management Company (2001-present). Director and
                                                                   Executive Vice President, Phoenix Life and Annuity Company
                                                                   (1996-present). Director and Executive Vice President, PHL
                                                                   Variable Insurance Company (1995-present). Director, Phoenix
                                                                   National Trust Company (1996-present). Director and Vice
                                                                   President, PM Holdings, Inc. (1985-present). Director, PHL
                                                                   Associates, Inc. (1995-present). Director (1992-present) and
                                                                   President (1992-1994), WS Griffith Securities, Inc.
---------------------------------- ------------- ----------------- --------------------------------------------------------------
   * Mr. McLoughlin is an "interested person" by reason of  his position with Phoenix Investment Partners, Ltd. and its affiliates.


                                                       OFFICERS OF THE TRUST

------------------------------- --------------------- ---------------------------------------------------------------------------
                                  POSITION(S) HELD
                                   WITH TRUST AND
                                   LENGTH OF TIME                              PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND ADDRESS             SERVED                                    DURING PAST 5 YEARS
------------------------------- --------------------- ---------------------------------------------------------------------------
Martin E. Zweig (59)            President since       President of Zweig Consulting LLC (investment management) since 1999.
                                1998.                 President of Phoenix-Zweig Trust; Chairman and President, The Zweig Total
                                                      Return Fund, Inc. and The Zweig Fund, Inc.; Managing Director of
                                                      Zweig-DiMenna Associates LLC (investment management) since 1995.
                                                      President, Zweig-DiMenna International Managers, Inc., Zweig-Di Menna
                                                      Associates, Inc. and Gotham Advisors, Inc.  Member of the Undergraduate
                                                      Executive Board of the Wharton School, University of Pennsylvania.
                                                      Trustee, Manhattan Institute.  Chairman, Zweig/Glaser Advisers LLC and
                                                      Euclid Advisors LLC (until 1999).
------------------------------- --------------------- ---------------------------------------------------------------------------
Michael E. Haylon (44)          Executive Vice        Director and Executive Vice President; Investments, Phoenix Investment
56 Prospect Street              President since       Partners, Ltd. (1995-present). Director (1994-present), President
Hartford, CT  06115-0480        1999.                 (1995-present), Phoenix Investment Counsel, Inc. Director, Phoenix Equity
                                                      Planning Corporation (1995-present).  Executive Vice President, Phoenix
                                                      Fund Complex (1993-present).
------------------------------- --------------------- ---------------------------------------------------------------------------

------------------------------- --------------------- ---------------------------------------------------------------------------
                                  POSITION(S) HELD
                                   WITH TRUST AND
                                   LENGTH OF TIME                              PRINCIPAL OCCUPATION(S)
   NAME, (AGE) AND ADDRESS             SERVED                                    DURING PAST 5 YEARS
------------------------------- --------------------- ---------------------------------------------------------------------------
William R. Moyer (57)           Executive Vice        Executive Vice President and Chief Financial Officer (1999-present),
56 Prospect Street              President since       Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
Hartford, CT  06115-0480        1999.                 Investment Partners, Ltd. Director (1998-present), Senior Vice President,
                                                      Finance (1990-present), Chief Financial Officer (1996-present), and
                                                      Treasurer (1998-present), Phoenix Equity Planning Corporation. Director
                                                      (1998-present), Senior Vice President (1990-present), Chief Financial
                                                      Officer (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                      Counsel, Inc. Senior Vice President and Chief Financial Officer,
                                                      Duff & Phelps Investment Management Co. (1996-present).
                                                      Vice President, Phoenix Fund Complex (1990-present).
------------------------------- --------------------- ---------------------------------------------------------------------------
John F. Sharry (51)             Executive Vice        President, Private Client Group (1999-present), Executive Vice President,
56 Prospect Street              President since       Retail Division (1997-1999), Phoenix Investment Partners, Ltd. President,
Hartford, CT  06115-0480        1999.                 Private Client Group, Phoenix Equity Planning Corporation
                                                      (2000-present).  Executive Vice President, Phoenix Fund Complex
                                                      (1998-present).
------------------------------- --------------------- ---------------------------------------------------------------------------
Carlton B. Neel (34)            Senior Vice           First Vice President, Phoenix/Zweig Advisers LLC (since 1996).  Vice
                                President since       President,  Zweig Advisors Inc. and Zweig Total Return Advisors, Inc.
                                1998.                 (until 1999).
------------------------------- --------------------- ---------------------------------------------------------------------------
David Dickerson (34)            Vice President        Vice President, Phoenix/Zweig Advisors LLC and Euclid Advisors LLC since
                                since 2000.           2000.  Investment Professional at Phoenix/Zweig Advisers LLC since 1993.
------------------------------- --------------------- ---------------------------------------------------------------------------
David O'Brien (37)              Vice President        Vice President, Phoenix/Zweig Advisors LLC and Euclid Advisors LLC since
                                since 2000.           2000.  Investment Professional at Phoenix/Zweig Advisors LLC since 1998.
------------------------------- --------------------- ---------------------------------------------------------------------------
Marc Baltuch (56)               Secretary since       Director and President, Watermark Securities, Inc.  since 1990.  First
                                1998.                 Vice President, Chief Compliance Officer and Secretary, PXP Securities
                                                      Corp.  until 1999.  First Vice President , Zweig/Glaser Advisers LLC
                                                      and Euclid Advisors LLC (until 1999).
------------------------------- --------------------- ---------------------------------------------------------------------------
Nancy G. Curtiss (49)           Treasurer since       Vice President, Fund Accounting (1994-present) and Treasurer
56 Prospect Street              1999.                 (1996-present), Phoenix Equity Planning Corporation. Treasurer,  Phoenix
Hartford, CT  06115-0480                              Fund Complex (1994-present).
------------------------------- --------------------- ---------------------------------------------------------------------------


COMMITTEES OF THE BOARD

   The Board of Trustees has established an Audit Committee. The Audit Committee's is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, its system of internal control, the independent audit process, and the Fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James Balog, Claire B. Benenson, S. Leland Dill and Donald B. Romans. The Committee met twice during the Trust's last fiscal year.

COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended October 31, 2001, the Trustees received the following compensation:

                                                                                          TOTAL
                                                                                       COMPENSATION
                                                                                      FROM TRUST AND
                                                         AGGREGATE                     FUND COMPLEX
                                                        COMPENSATION                     (7 FUNDS)
             NAME                                        FROM TRUST                  PAID TO TRUSTEES
             ----                                        ----------                  ----------------

   James Balog                                             $5,500                         $26,000
   Claire B. Benenson                                      $5,500                         $26,500
   S. Leland Dill                                          $5,500                         $26,500
   Philip R. McLoughlin                                    $    0                         $     0
   Donald B. Romans                                        $5,500                         $26,500


TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

------------------------------------- ----------------------------------- -----------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                            TRUSTEE OWNERSHIP IN ALL FUNDS
                                             DOLLAR RANGE OF EQUITY        OVERSEEN BY TRUSTEE IN FAMILY OF
            NAME OF TRUSTEE                 SECURITIES IN THE FUND               INVESTMENT COMPANIES
------------------------------------- ----------------------------------- -----------------------------------
   James Balog                           $50,000 - $100,000                  $50,000 - $100,000
------------------------------------- ----------------------------------- -----------------------------------
   Claire B. Benenson                    None                                $10,000 - $50,000
------------------------------------- ----------------------------------- -----------------------------------
   S. Leland Dill                        None                                $10,000 - $50,000
------------------------------------- ----------------------------------- -----------------------------------
   Philip R. McLoughlin                  None                                Over $100,000
------------------------------------- ----------------------------------- -----------------------------------
   Donald B. Romans                      None                                Over $100,000
------------------------------------- ----------------------------------- -----------------------------------

   At February 6, 2002, except for Dr. Zweig, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of February 6, 2002 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund's equity securities:

NAME OF SHAREHOLDER                                CLASS OF SHARES           PERCENTAGE OF CLASS         NUMBER OF SHARES
-------------------                                ---------------           -------------------         ----------------

MLPF&S                                                 Class A                       11.44%                 113,701.363
For the Sole Benefit of its Customers                  Class B                       22.46%                 172,570.112
Attn:  Fund Administration                             Class C                       12.13%                 131,426.255
4800 Deer Lake Drive East, FL 2
Jacksonville, FL  32246-6484

Martin E. Zweig & Jeffrey Perry TTEE                   Class I                        5.90%                  81,285.527
Zweig-DiMenna Associates Inc.
Retirement Trust MPP
Attn:  Michael Link
900 3rd Avenue, FL 31
New York, NY  10022-4728

Martin E. Zweig                                        Class I                       24.89%                 342,766.766
C/O Zweig Companies
900 3rd Avenue
New York, NY  10022-4728

The Loomis Institute                                   Class I                       21.97%                 302,480.034
Christopher Wejchert CFO
4 Batchelder Road
Windsor, CT  06095-3031


NAME OF SHAREHOLDER                                CLASS OF SHARES           PERCENTAGE OF CLASS         NUMBER OF SHARES
-------------------                                ---------------           -------------------         ----------------

Mollie F. Zweig                                        Class I                       33.28%                 458,257.496
625 Park Avenue
New York, NY  10021-6545

Prudential Securities, Inc.                            Class A                        9.07%                  90,163.835
Special Custody Account for the
Exclusive Benefit of Customers - PC
Attn:  Mutual Funds
One New York Plaza
New York, NY  10004-1901

Raymond Larsen                                         Class I                       11.60%                 159,690.888
7914 Fisher Island Drive
Fisher Island, FL  33109-0993



                             ADDITIONAL INFORMATION

CAPITAL STOCK

   The Trust was established as a Delaware business trust on February 3, 1998. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

   The Trust, an open-end, diversified, management investment company, has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of funds and classes. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

FINANCIAL STATEMENTS


   The Financial Statements for the fiscal year ended October 31, 2001 appearing in the Fund's 2001 Annual Report to Shareholders are incorporated herein by reference.


REPORTS TO SHAREHOLDERS

   The fiscal year of the Fund ends on October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Fund's independent accountants will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036 has been selected as the independent accountants for the Fund.
PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   The Bank of New York, One Wall Street, New York, New York 10286 serves as custodian.

   Phoenix Equity Planning Corporation ("PEPCO"), 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115, serves as Transfer Agent for the Fund. PEPCO receives a fee equivalent of $13.50 for each shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents are paid a fee by the Transfer Agent. State Street Bank and Trust Company serves as subtransfer agent pursuant to a Subtransfer Agency Agreement.

Phoenix-Euclid Market Neutral Fund


            INVESTMENTS AND SECURITIES SOLD SHORT AT OCTOBER 31, 2001


                                                         SHARES         VALUE
                                                         ------       ---------
COMMON STOCKS--87.8%

AGRICULTURAL PRODUCTS--0.7%
Archer-Daniels-Midland Co. .....                          13,886     $  193,432
DIMON, Inc. ....................                           4,600         28,750
Fresh Del Monte Produce, Inc.(b)                           4,000         52,600
Standard Commercial Corp. ......                           2,100         39,060
                                                                     ----------
                                                                        313,842
                                                                     ----------
AIR FREIGHT--0.4%
FedEx Corp.(b) .................                           4,400        180,752

AIRLINES--0.4%
Atlantic Coast Airlines Holdings, Inc.(b)                  8,100        152,118

AUTO PARTS & EQUIPMENT--1.0%
Aftermarket Technology Corp.(b)                            2,300         38,824
Cooper Tire & Rubber Co. .......                          14,900        196,829
Genuine Parts Co. ..............                           5,400        175,500
Keystone Automotive Industries, Inc.                       1,900         25,669
TBC Corp.(b) ...................                           1,200         13,224
                                                                     ----------
                                                                        450,046
                                                                     ----------
BANKS (MAJOR REGIONAL)--1.5%
FleetBoston Financial Corp. ....                           5,900        193,874
National City Corp. ............                           1,400         36,960
SouthTrust Corp. ...............                           2,700         61,182
Synovus Financial Corp. ........                           7,600        174,952
U.S. Bancorp ...................                          11,100        197,358
                                                                     ----------
                                                                        664,326
                                                                     ----------
BANKS (REGIONAL)--2.2%
Area Bancshares Corp. ..........                             300          5,070
BOK Financial Corp.(b) .........                           3,680        114,080


                                                         SHARES         VALUE
                                                         ------       ---------
BANKS (REGIONAL)--CONTINUED
Chemical Financial Corp.                                     200     $    5,458
City National Corp. ............                           4,200        172,200
Colonial BancGroup, Inc. (The) .                           4,800         60,480
Compass Bancshares, Inc. .......                           2,400         60,072
Connecticut Bancshares, Inc. ...                             200          4,656
Dime Community Bancshares ......                           1,100         26,675
First BanCorp ..................                           1,300         35,711
First Merchants Corp. ..........                             300          6,897
First Tennessee National Corp. .                           2,500         86,375
Hibernia Corp. Class A .........                          15,500        235,600
Independent Bank Corp. .........                             300          5,835
Irwin Financial Corp. ..........                             200          3,100
NBT Bancorp, Inc. ..............                             700          9,289
R&G Financial Corp. Class B ....                           6,400        118,592
Wintrust Financial Corp. .......                             400         11,392
                                                                     ----------
                                                                        961,482
                                                                     ----------
BEVERAGES (ALCOHOLIC)--0.4%
Constellation Brands, Inc. Class A(b)                      4,200        172,368

BEVERAGES (NON-ALCOHOLIC)--0.2%
Coca-Cola Enterprises, Inc. ....                           2,100         38,535
PepsiAmericas, Inc. ............                           3,900         50,856
                                                                     ----------
                                                                         89,391
                                                                     ----------
BIOTECHNOLOGY--0.9%
Angiotech Pharmaceuticals, Inc.(b)                         2,300        109,710
Immunex Corp.(b) ...............                          10,000        238,900
Nabi(b) ........................                           3,300         25,740
Novavax, Inc.(b) ...............                           2,500         30,600
                                                                     ----------
                                                                        404,950
                                                                     ----------

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.7%

EchoStar Communications Corp. Class A(b)                   2,100     $   48,699
Entercom Communications Corp.(b)                           5,400        181,980
Sinclair Broadcast Group, Inc. Class A(b)                  8,700         64,206
                                                                     ----------
                                                                        294,885
                                                                     ----------
BUILDING MATERIALS--0.5%
Apogee Enterprises, Inc. .......                           6,100         85,156
Elcor Corp. ....................                           1,900         44,555
Masco Corp. ....................                           1,600         31,728
Universal Forest Products, Inc.                            3,500         59,465
                                                                     ----------
                                                                        220,904
                                                                     ----------
CHEMICALS--1.0%
Airgas, Inc.(b) ................                          17,500        235,375
Eastman Chemical Co. ...........                           5,600        192,136
                                                                     ----------
                                                                        427,511
                                                                     ----------
CHEMICALS (SPECIALTY)--1.4%
International Flavors & Fragrances, Inc.                   1,500         42,765
International Speciality Products, Inc.(b)                 1,800         14,490
Lubrizol Corp. (The) ...........                           6,700        188,538
OM Group, Inc. .................                           1,900        115,045
Omnova Solutions, Inc. .........                             100            603
PolyOne Corp. ..................                             100            855
RPM, Inc. ......................                          11,000        133,650
USEC, Inc. .....................                          15,300        100,215
                                                                     ----------
                                                                        596,161
                                                                     ----------
COMMUNICATIONS EQUIPMENT--0.6%
CommScope, Inc.(b) .............                           2,100         41,055
Inter-Tel, Inc. ................                           3,000         45,540
Loral Space & Communications Ltd.(b)                      49,000         63,210
SpectraLink Corp.(b) ...........                           2,800         31,584
Wireless Facilities, Inc.(b) ...                          10,100         66,559
                                                                     ----------
                                                                        247,948
                                                                     ----------
COMPUTERS (HARDWARE)--0.2%
Handspring, Inc.(b) ............                          19,800         38,808
Interland, Inc.(b) .............                           3,500          5,110
Riverstone Networks, Inc.(b) ...                           3,100         39,432
Scientific Games Corp. Class A(b)                          1,700          7,361
                                                                     ----------
                                                                         90,711
                                                                     ----------
COMPUTERS (NETWORKING)--0.0%
Alloy, Inc.(b) .................                             600          8,010

COMPUTERS (PERIPHERALS)--0.0%
Iomega Corp.(b) ................                              20            140


                                                         SHARES         VALUE
                                                         ------       ---------

COMPUTERS (SOFTWARE & SERVICES)--2.6%
Acclaim Entertainment, Inc.(b)                             8,600     $   40,420
Activision, Inc.(b) ............                           2,100         75,915
ANSYS, Inc(b) ..................                           1,800         37,782
Citrix Systems, Inc.(b) ........                             300          7,020
Compuware Corp.(b) .............                          10,800        111,024
Dendrite International, Inc.(b)                           14,700        145,824
EarthLink, Inc.(b) .............                           2,500         36,625
eBay, Inc.(b) ..................                             100          5,248
Fair, Isaac & Co., Inc. ........                           3,300        156,915
First Consulting Group, Inc.(b)                            1,000         11,950
Hyperion Solutions Corp.(b) ....                           2,100         31,500
Identix, Inc.(b) ...............                           5,700         39,558
Internet Security Systems, Inc.(b)                         1,500         39,675
JDA Software Group, Inc.(b) ....                           1,900         29,830
McAfee.com Corp.(b) ............                           1,800         39,600
Perot Systems Corp. Class A(b) .                           2,500         42,375
Sanchez Computer Associates, Inc.(b)                         100            900
SeeBeyond Technology Corp.(b) ..                           8,000         39,040
Synplicity, Inc.(b) ............                           1,900         18,373
Systems & Computer Technology Corp.(b)                     5,300         64,925
Tier Technologies, Inc. Class B(b)                         2,300         36,800
Travelocity.com, Inc.(b) .......                           2,500         36,475
Websense, Inc.(b) ..............                           2,700         65,610
                                                                     ----------
                                                                      1,113,384
                                                                     ----------
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.1%
Action Performance Cos., Inc.(b)                           2,400         62,904

CONSUMER FINANCE--0.5%
Capital One Financial Corp. ....                             800         33,048
Cash America International, Inc.                           1,800         14,400
Countrywide Credit Industries, Inc.                        2,500         99,825
Credit Acceptance Corp.(b) .....                             400          3,280
MBNA Corp. .....................                           2,600         71,786
                                                                      ---------
                                                                        222,339
                                                                     ----------
CONTAINERS & PACKAGING (PAPER)--1.0%
Bemis Co., Inc. ................                           4,700        203,369
Graphic Packaging International Corp.(b)                     600          3,102
Pactiv Corp.(b) ................                          13,600        220,320
Rock-Tenn Co. Class A ..........                           1,400         18,130
                                                                     ----------
                                                                        444,921
                                                                     ----------
CONTAINERS (METAL & GLASS)--0.1%
Owens-Illinois, Inc.(b) ........                           6,400         39,040

DISTRIBUTORS (FOOD & HEALTH)--2.8%
Cardinal Health, Inc. ..........                           3,692        247,770
D&K Healthcare Resources, Inc. .                             700         39,200
First Horizon Pharmaceutical Corp.(b)                        900         23,715
Gentiva Health Services, Inc(b)                            1,800         30,600


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------

DISTRIBUTORS (FOOD & HEALTH)--CONTINUED
McKesson Corp. .................                           1,300      $  48,087
Nash-Finch Co. .................                           1,600         36,880
Nu Skin Enterprises, Inc. Class A                          6,900         51,267
Owens & Minor, Inc. ............                           5,900        103,899
Patterson Dental Co.(b) ........                             200          7,600
Performance Food Group Co.(b) ..                           1,300         38,207
Priority Healthcare Corp. Class B(b)                         700         20,223
PSS World Medical, Inc.(b) .....                          14,000        126,420
Schein (Henry), Inc.(b) ........                           4,300        145,125
SUPERVALU, Inc. ................                           3,189         68,053
SYSCO Corp. ....................                           7,500        180,825
United Natural Foods, Inc.(b) ..                           2,600         53,820
                                                                     ----------
                                                                      1,221,691
                                                                     ----------
ELECTRIC COMPANIES--3.5%
Allegheny Energy, Inc. .........                           5,200        190,060
ALLETE, Inc. ...................                           3,200         70,400
Aquila, Inc.(b) ................                           5,400         99,090
CMS Energy Corp. ...............                           8,000        172,080
Duke Energy Corp. ..............                           4,400        169,004
El Paso Electric Co.(b) ........                           2,900         39,440
FirstEnergy Corp. ..............                           3,700        127,502
Mirant Corp.(b) ................                           9,300        241,800
NorthWestern Corp. .............                           1,500         28,875
NRG Energy, Inc.(b) ............                           3,300         58,311
Reliant Resources, Inc.(b) .....                           7,800        122,070
UtiliCorp United, Inc. .........                           6,250        185,187
                                                                     ----------
                                                                      1,503,819
                                                                     ----------
ELECTRICAL EQUIPMENT--3.1%
Belden, Inc. ...................                           9,300        186,093
Black Box Corp.(b) .............                           4,100        184,623
Checkpoint Systems, Inc.(b) ....                          10,300        107,738
Cooper Industries, Inc. ........                           4,800        185,760
DRS Technologies, Inc.(b) ......                           1,200         48,420
Electro Scientific Industries, Inc.(b)                     7,800        183,846
Manufacturers' Services Ltd.(b)                            2,200          9,240
PECO II, Inc.(b) ...............                             200            910
Pemstar, Inc.(b) ...............                           8,000        100,000
Powell Industries, Inc.(b) .....                             600         12,714
Sanmina Corp.(b) ...............                          12,700        192,278
Watsco, Inc. ...................                           7,800        101,322
                                                                     ----------
                                                                      1,312,944
                                                                     ----------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.2%
Grainger (W.W.), Inc. ..........                             900         38,970
Somera Communications, Inc.(b) .                           5,228         26,140
WESCO International, Inc.(b) ...                             600          2,940
                                                                     ----------
                                                                         68,050
                                                                     ----------

                                                         SHARES         VALUE
                                                         ------       ---------
ELECTRONICS (INSTRUMENTATION)--0.5%
Cytyc Corp.(b) .................                           3,500     $   91,770
Ixia(b) ........................                          12,200        122,610
MTS Systems Corp. ..............                             700          8,155
                                                                     ----------
                                                                        222,535
                                                                     ----------
ELECTRONICS (SEMICONDUCTORS)--2.7%
Analog Devices, Inc.(b) ........                           5,400        205,200
AXT, Inc.(b) ...................                           8,900         97,188
Cypress Semiconductor Corp.(b) .                          11,000        217,250
Genesis Microchip, Inc.(b) .....                           1,100         50,831
Microsemi Corp.(b) .............                           6,600        231,000
MIPS Technologies, Inc. Class B(b)                        15,600        136,188
NVIDIA Corp.(b) ................                           1,100         47,146
RF Micro Devices, Inc. (b) .....                           2,400         49,056
Siliconix, Inc.(b) .............                           3,500         88,305
TriQuint Semiconductor, Inc.(b)                            1,700         30,056
                                                                     ----------
                                                                      1,152,220
                                                                     ----------
ENGINEERING & CONSTRUCTION--0.2%
EMCOR Group, Inc.(b) ...........                             400         15,648
Encompass Services Corp.(b) ....                           1,300          3,978
Integrated Electical Services, Inc.(b)                     1,300          4,810
Jacobs Engineering Group, Inc.(b)                            600         39,324
                                                                     ----------
                                                                         63,760
                                                                     ----------
ENTERTAINMENT--0.6%
Blockbuster, Inc. Class A ......                           1,700         42,636
Hollywood Entertainment Corp.(b)                           5,400         86,886
Pixar, Inc.(b) .................                           3,700        136,530
                                                                     ----------
                                                                        266,052
                                                                     ----------
EQUIPMENT (SEMICONDUCTORS)--0.4%
FSI International, Inc.(b) .....                             200          1,644
Lam Research Corp.(b) ..........                          10,100        191,496
                                                                     ----------
                                                                        193,140
                                                                     ----------
FINANCIAL (DIVERSIFIED)--1.7%
American Home Mortgage Holdings, Inc.                      2,000         30,580
Crown American Realty Trust ....                           1,800         12,834
Doral Financial Corp. ..........                           1,000         34,870
Equity Inns, Inc. ..............                           2,900         23,026
Fannie Mae .....................                             600         48,576
Federal Agricultural Mortgage Corp. Class C(b)               900         39,420
Freddie Mac ....................                           4,900        332,318
Moody's Corp. ..................                           3,500        121,520
PS Business Parks, Inc. ........                           1,200         33,684
TC Pipelines, LP ...............                             300          7,977
Thornburg Mortgage, Inc. .......                           2,100         37,338
                                                                     ----------
                                                                        722,143
                                                                     ----------

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
FOODS--3.1%
Bunge Ltd. .....................                           2,500     $   44,050
Del Monte Foods Co.(b) .........                           2,900         24,070
Dole Food Co., Inc. ............                           7,700        156,772
Flowers Foods, Inc.(b) .........                           4,760        197,540
General Mills, Inc. ............                             900         41,328
Green Mountain Coffee, Inc.(b) .                           7,600        170,696
Hormel Foods Corp. .............                           1,500         36,000
Interstate Bakeries Corp. ......                           9,200        216,844
Kellogg Co. ....................                           1,100         33,550
Kraft Foods, Inc. Class A ......                           1,100         37,125
Lance, Inc. ....................                             800         10,680
Pilgrim's Pride Corp. ..........                           2,400         29,640
Sanderson Farms, Inc. ..........                             400          5,360
Sara Lee Corp. .................                           8,300        185,007
Smithfield Foods, Inc.(b) ......                           1,700         35,785
Smucker (J.M.) Co. (The) .......                           1,400         46,830
Tyson Foods, Inc. Class A ......                           8,300         81,257
                                                                     ----------
                                                                      1,352,534
                                                                     ----------
FOOTWEAR--0.2%
Wolverine World Wide, Inc. .....                           5,600         82,488

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.3%
Ameristar Casinos, Inc.(b) .....                           1,200         20,616
Anchor Gaming(b) ...............                           2,800        142,324
Aztar Corp.(b) .................                           3,300         47,355
Boyd Gaming Corp.(b) ...........                           6,100         26,230
GTECH Holdings Corp.(b) ........                           1,100         43,890
Mandalay Resort Group(b) .......                          11,600        191,400
MTR Gaming Group, Inc.(b) ......                           1,700         18,020
Penn National Gaming, Inc.(b) ..                           3,500         71,680
                                                                     ----------
                                                                        561,515
                                                                     ----------

GOLD & PRECIOUS METALS MINING--0.6%
Glamis Gold Ltd.(b) ............                           9,600         33,600
Kinross Gold Corp.(b) ..........                           6,000          5,160
Meridian Gold, Inc.(b) .........                           1,400         15,330
Newmont Mining Corp. ...........                           8,000        185,600
                                                                     ----------
                                                                        239,690
                                                                     ----------
HARDWARE & TOOLS--0.0%
WD-40 Co. ......................                             400          9,008

HEALTH CARE (DIVERSIFIED)--0.1%
Sierra Health Services, Inc.(b)                            4,900         36,260

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.1%
Allergan, Inc. .................                           2,900        208,191
K-V Pharmaceutical Co.(b) ......                             500         12,635
Pharmaceutical Resources, Inc.(b)                          1,100         37,730



                                                         SHARES         VALUE
                                                         ------       ---------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--CONTINUED
Pharmacia Corp. ................                           4,300     $  174,236
SICOR, Inc.(b) .................                           1,100         20,625
                                                                     ----------
                                                                        453,417
                                                                     ----------
HEALTH CARE (GENERIC AND OTHER)--0.5%
King Pharmaceuticals, Inc.(b) ..                             100          3,899
Mylan Laboratories, Inc. .......                           5,700        210,159
                                                                     ----------
                                                                        214,058
                                                                     ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.7%
Tenet Healthcare Corp.(b) ......                           3,000        172,560
Universal Health Services, Inc. Class B(b)                 3,700        149,443
                                                                     ----------
                                                                        322,003
                                                                     ----------
HEALTH CARE (LONG TERM CARE)--0.2%
Beverly Enterprises, Inc.(b) ...                             100            749
Manor Care, Inc.(b) ............                           1,300         30,368
Res-Care, Inc.(b) ..............                           1,200         10,788
Select Medical Corp.(b) ........                           2,100         36,729
                                                                     ----------
                                                                         78,634
                                                                     ----------
HEALTH CARE (MANAGED CARE)--0.7%
Conventry Health Care, Inc.(b) .                           2,600         55,744
Express Scripts, Inc.(b) .......                             700         28,658
Health Net, Inc.(b) ............                           1,900         41,705
Mid Atlantic Medical Services, Inc.(b)                     5,600        103,880
US Oncology, Inc.(b) ...........                          10,400         54,600
                                                                     ----------
                                                                        284,587
                                                                     ----------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.6%
American Medical Systems Holdings, Inc(b)                  1,100         20,900
AmerisourceBergen Corp. ........                           2,200        139,832
Bard (C.R.), Inc. ..............                           3,700        203,130
Beckman Coulter, Inc. ..........                           3,700        157,139
Boston Scientific Corp.(b) .....                           1,700         38,658
Endocare, Inc.(b) ..............                           2,200         48,840
Guidant Corp.(b) ...............                           4,400        182,644
Integra LifeSciences Holdings(b)                           1,500         44,100
Mentor Corp. ...................                           7,900        220,568
Merit Medical Systems, Inc.(b) .                           2,600         39,754
Possis Medical, Inc.(b) ........                           1,200         15,516
Respironics, Inc.(b) ...........                             400         13,472
STERIS Corp.(b) ................                             500         11,200
Theragenics Corp.(b) ...........                             500          4,450
                                                                     ----------
                                                                      1,140,203
                                                                     ----------
HEALTH CARE (SPECIALIZED SERVICES)--1.6%
Accredo Health, Inc.(b) ........                           1,000         34,120
AdvancePCS(b) ..................                             700         42,539
Apria Healthcare Group, Inc.(b)                            1,800         41,400


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------

HEALTH CARE (SPECIALIZED SERVICES)--CONTINUED
Covance, Inc.(b) ...............                           2,200     $   40,370
CryoLife, Inc.(b) ..............                           1,000         32,800
DaVita, Inc.(b) ................                           2,500         45,500
HEALTHSOUTH Corp.(b) ...........                           3,300         42,966
Hooper Holmes, Inc. ............                           5,700         39,045
Kendle International, Inc.(b) ..                           1,300         25,753
Lincare Holdings, Inc.(b) ......                           1,700         43,690
Omnicare, Inc. .................                           4,200         83,496
Orthodontic Centers of America, Inc.(b)                    1,500         37,845
Pediatrix Medical Group, Inc.(b)                           1,500         43,560
Pharmaceutical Product Development, Inc.(b)                  900         24,003
Quintiles Transnational Corp.(b)                           3,600         57,096
Renal Care Group, Inc.(b) ......                           1,100         34,540
U.S. Physical Therapy, Inc.(b) .                           2,400         42,240
                                                                     ----------
                                                                        710,963
                                                                     ----------
HOMEBUILDING--1.5%
Brookfield Properties Corp. ....                           2,200         35,310
Catellus Development Corp.(b) ..                           2,200         37,840
Champion Enterprises, Inc.(b) ..                           5,000         44,050
Clayton Homes, Inc. ............                           4,100         57,400
Corrections Corporation of America(b)                      2,300         40,480
Fleetwood Enterprises, Inc. ....                           4,800         48,096
Horton (D.R.),  Inc. ...........                           3,639         81,332
Hovnanian Enterprises, Inc. Class A(b)                     3,100         36,270
Jones Lang LaSalle, Inc.(b) ....                           2,700         40,365
Lennar Corp. ...................                           4,700        170,422
M/I Schottenstein Homes, Inc. ..                           1,100         40,645
Ryland Group, Inc. (The) .......                             400         21,400
                                                                     ----------
                                                                        653,610
                                                                     ----------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.7%
Ethan Allen Interiors, Inc. ....                           6,400        204,864
Furniture Brands International, Inc.(b)                    1,600         38,416
La-Z-Boy, Inc. .................                           2,200         39,248
                                                                     ----------
                                                                        282,528
                                                                     ----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--0.6%
Church & Dwight Co., Inc. ......                           6,900        179,400
Dial Corp. (The)(b) ............                           3,900         65,052
                                                                     ----------
                                                                        244,452
                                                                     ----------
HOUSEWARES--0.1%
Foamex International, Inc.(b) ..                             600          4,500
Newell Rubbermaid, Inc. ........                           1,400         38,696
                                                                     ----------
                                                                         43,196
                                                                     ----------

                                                         SHARES         VALUE
                                                         ------       ---------
INSURANCE (LIFE/HEALTH)--0.7%
AmerUs Group Co. ...............                           4,100     $  124,107
Protective Life Corp. ..........                           6,600        181,830
                                                                     ----------
                                                                        305,937
                                                                     ----------
INSURANCE (MULTI-LINE)--0.0%
Universal American Financial Corp.(b)                        700          4,424

INSURANCE (PROPERTY-CASUALTY)--0.8%
Alfa Corp. .....................                             100          2,130
Fidelity National Financial, Inc.                          5,060        116,431
LandAmerica Financial Group, Inc.                          3,700         96,903
Ohio Casualty Corp.(b) .........                           3,700         56,425
Vesta Insurance Group, Inc. ....                           5,600         71,344
                                                                     ----------
                                                                        343,233
                                                                     ----------
INSURANCE BROKERS--0.2%
CorVel Corp.(b) ................                             200          6,000
HealthExtras, Inc.(b) ..........                           4,100         23,903
MIM Corp. ......................                           3,100         38,099
                                                                     ----------
                                                                         68,002
                                                                     ----------
INVESTMENT BANKING/BROKERAGE--1.0%
E*TRADE Group, Inc.(b) .........                           5,700         37,221
Instinet Group, Inc.(b) ........                           4,000         38,400
James (Raymond) Financial, Inc.                            4,000        116,920
Lehman Brothers Holdings, Inc. .                           3,600        224,856
                                                                     ----------
                                                                        417,397
                                                                     ----------
IRON & STEEL--0.8%
Walter Industries, Inc. ........                             200          2,098
Worthington Industries, Inc. ...                          24,850        323,050
                                                                     ----------
                                                                        325,148
                                                                     ----------
LEISURE TIME (PRODUCTS)--0.3%
Coachmen Industries, Inc. ......                             400          4,076
Direct Focus, Inc.(b) ..........                           1,700         41,344
Hasbro, Inc. ...................                           4,000         66,280
                                                                     ----------
                                                                        111,700
                                                                     ----------
LODGING - HOTELS--0.6%
Hilton Hotels Corp. ............                          28,500        243,960

MACHINERY (DIVERSIFIED)--1.1%
AGCO Corp. .....................                          13,800        159,528
Caterpillar, Inc. ..............                           3,500        156,520
Manitowoc Co., Inc. (The) ......                           4,400        121,000
MSC Industrial Direct Co., Inc. Class A(b)                 1,800         29,520
                                                                     ----------
                                                                        466,568
                                                                     ----------


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
MANUFACTURING (DIVERSIFIED)--0.8%
Alliance Gaming Corp.(b) .......                           3,100     $   61,380
Circor International, Inc. .....                           1,000         17,650
Griffon Corp.(b) ...............                           2,820         32,571
Shuffle Master, Inc.(b) ........                           3,100         38,812
United Technologies Corp. ......                           4,000        215,560
                                                                     ----------
                                                                        365,973
                                                                     ----------
MANUFACTURING (SPECIALIZED)--1.3%
Global Imaging Systems, Inc.(b)                            1,800         23,940
IKON Office Solutions, Inc. ....                          11,600        112,404
Jabil Circuit, Inc.(b) .........                           3,700         78,440
Millipore Corp. ................                           2,800        146,440
Paxar Corp.(b) .................                           2,600         28,730
Watts Industries, Inc. .........                             400          5,540
York International Corp. .......                           5,000        153,200
                                                                     ----------
                                                                        548,694
                                                                     ----------
METAL FABRICATORS--0.4%
General Cable Corp. ............                           2,600         29,380
Kennametal, Inc. ...............                           1,200         42,216
Mueller Industries, Inc.(b) ....                           1,200         34,740
Ryerson Tull, Inc. .............                           2,900         33,350
Titanium Metals Corp.(b) .......                           7,700         24,255
                                                                     ----------
                                                                        163,941
                                                                     ----------
METALS MINING--0.3%
Freeport-McMoRan Copper & Gold, Inc. Class B(b)           11,700        129,870

NATURAL GAS--1.6%
Atmos Energy Corp. .............                           4,100         88,355
Dynegy, Inc. Class A ...........                           5,100        183,090
Enron Corp. ....................                           3,000         41,700
Sempra Energy ..................                           7,400        173,160
Southwestern Energy Co.(b) .....                           2,200         25,960
Western Gas Resources, Inc. ....                           5,600        180,432
                                                                     ----------
                                                                        692,697
                                                                     ----------
OFFICE EQUIPMENT & SUPPLIES--0.7%
HON Industries, Inc. ...........                           3,500         84,245
New England Business Service, Inc.                           800         13,976
Reynolds & Reynolds Co. (The) Class A                      7,400        175,750
Wallace Computer Services, Inc.                            2,400         37,200
                                                                     ----------
                                                                        311,171
                                                                     ----------
OIL & GAS (DRILLING & EQUIPMENT)--1.1%
Grey Wolf, Inc.(b) .............                          11,800         34,102
Input/Output, Inc.(b) ..........                           1,300         10,465
Oceaneering International, Inc.(b)                         5,700        111,150
Offshore Logistics, Inc.(b) ....                           7,500        149,625



                                                         SHARES         VALUE
                                                         ------       ---------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
Parker Drilling Co.(b) .........                          18,900     $   61,425
Superior Energy Services, Inc.(b)                          7,700         60,830
TETRA Technologies, Inc.(b) ....                           3,100         52,762
                                                                     ----------
                                                                        480,359
                                                                     ----------
OIL & GAS (REFINING & MARKETING)--0.7%
Pennzoil-Quaker State Co. ......                           3,300         38,709
Ultramar Diamond Shamrock Corp.                            5,400        270,270
                                                                     ----------
                                                                        308,979
                                                                     ----------
OIL (DOMESTIC INTEGRATED)--0.8%
USX-Marathon Group .............                          12,400        342,116

OIL (INTERNATIONAL INTEGRATED)--0.2%
Frontier Oil Corp. .............                           2,100         39,900
Holly Corp. ....................                           1,100         20,251
Tesoro Petroleum Corp.(b) ......                           2,500         33,050
                                                                     ----------
                                                                         93,201
                                                                     ----------
PAPER & FOREST PRODUCTS--0.7%
Deltic Timber Corp. ............                           1,500         39,750
Glatfelter .....................                           5,200         78,000
Longview Fibre Co. .............                          10,500        115,500
Wausau-Mosinee Paper Corp. .....                           6,000         62,100
                                                                     ----------
                                                                        295,350
                                                                     ----------
PERSONAL CARE--0.5%
Alberto-Culver Co. Class B .....                           1,000         42,250
Nature's Sunshine Products, Inc.                             400          4,620
NBTY, Inc.(b) ..................                           4,100         34,973
Perrigo Co.(b) .................                          10,000        147,900
                                                                       --------
                                                                        229,743
                                                                     ----------
PUBLISHING--0.4%
Scholastic Corp.(b) ............                           3,500        156,450

PUBLISHING (NEWSPAPERS)--0.7%
Belo Corp. Class A .............                           8,900        152,190
New York Times Co. (The) Class A                           4,100        169,125
                                                                     ----------
                                                                        321,315
                                                                     ----------
RAILROADS--0.1%
RailAmerica, Inc.(b) ...........                           2,100         24,465
Wabtec Corp. ...................                             300          3,660
                                                                     ----------
                                                                         28,125
                                                                     ----------
REITS--2.4%
Annaly Mortgage Management, Inc.                           4,400         60,500
Developers Diversified Realty Corp.                        9,100        165,620
Glenborough Realty Trust, Inc. .                           1,100         19,129


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
REITS--CONTINUED
La Quinta Properties, Inc.(b) ..                           8,900      $  47,615
Mid-Atlantic Realty Trust ......                             700          9,800
New Plan Excel Realty Trust ....                          13,100        232,918
Reckson Associates Realty Corp.                            7,900        181,700
Shurgard Storage Centers, Inc. .                           1,300         39,078
Storage USA, Inc. ..............                             900         36,135
United Dominion Realty Trust, Inc.                        10,600        151,474
Vornado Realty Trust ...........                           2,500         98,000
                                                                     ----------
                                                                      1,041,969
                                                                     ----------
RESTAURANTS--2.0%
AFC Enterprises, Inc.(b) .......                           2,100         53,025
Bob Evans Farms, Inc. ..........                           2,000         37,620
Brinker International, Inc.(b) .                           2,000         50,800
CBRL Group, Inc. ...............                           4,700        118,017
Landry's Restaurants, Inc. .....                           1,900         33,345
Lone Star Steakhouse & Saloon, Inc.                        3,800         49,248
O' Charley's, Inc.(b) ..........                             200          3,198
Papa John's International, Inc.(b)                         3,700        103,082
Ruby Tuesday, Inc. .............                           3,200         55,168
Ryan's Family Steak Houses, Inc.(b)                        6,200        111,600
Starbucks Corp.(b) .............                           8,800        150,656
Steak n Shake Co. (The)(b) .....                           3,400         36,380
Wendy's International, Inc. ....                           2,200         57,860
                                                                     ----------
                                                                        859,999
                                                                     ----------
RETAIL (BUILDING SUPPLIES)--0.3%
Hughes Supply, Inc. ............                           1,400         33,068
Lowe's Cos., Inc. ..............                           1,200         40,920
Tractor Supply Co.(b) ..........                           1,400         37,800
                                                                     ----------
                                                                        111,788
                                                                     ----------
RETAIL (COMPUTERS & ELECTRONICS)--0.7%
Best Buy Co., Inc.(b) ..........                             700         38,430
CDW Computer Centers, Inc.(b) ..                           4,100        188,805
Tech Data Corp.(b) .............                           1,700         72,573
                                                                     ----------
                                                                        299,808
                                                                     ----------
RETAIL (DEPARTMENT STORES)--0.1%
Penney (J.C.) Co., Inc. ........                           1,600         34,752

RETAIL (DISCOUNTERS)--0.4%
99 Cents Only Stores(b) ........                           1,100         39,105
Dollar General Corp. ...........                           5,600         80,024
Family Dollar Stores, Inc. .....                           1,300         37,518
Fred's, Inc. ...................                             125          4,094
Ross Stores, Inc. ..............                             600         18,780
                                                                     ----------
                                                                        179,521
                                                                     ----------

                                                         SHARES         VALUE
                                                         ------       ---------
RETAIL (DRUG STORES)--0.1%
Caremark Rx, Inc.(b) ...........                           4,100     $   54,940

RETAIL (FOOD CHAINS)--0.9%
7-Eleven, Inc.(b) ..............                           7,300         73,730
Albertson's, Inc. ..............                             500         15,955
Great Atlantic & Pacific Tea Co., Inc. (The)(b)            2,500         46,450
Ruddick Corp. ..................                           2,300         35,075
Safeway, Inc.(b) ...............                           4,300        179,095
Smart & Final, Inc.(b) .........                             800          7,560
Whole Foods Market, Inc.(b) ....                           1,200         41,700
                                                                     ----------
                                                                        399,565
                                                                     ----------
RETAIL (GENERAL MERCHANDISE)--0.7%
Costco Wholesale Corp.(b) ......                           2,600         98,358
Sears, Roebuck & Co. ...........                           5,400        209,358
                                                                     ----------
                                                                        307,716
                                                                     ----------
RETAIL (HOME SHOPPING)--0.3%
dELiA*s Corp.(b) ...............                           7,300         45,187
Global Sports, Inc.(b) .........                           3,000         47,400
PC Connection, Inc.(b) .........                           1,500         17,100
                                                                     ----------
                                                                        109,687
                                                                     ----------
RETAIL (SPECIALTY)--2.7%
1-800-FLOWERS.COM, Inc.(b) .....                           1,600         16,320
AutoNation, Inc.(b) ............                           7,000         72,030
AutoZone, Inc.(b) ..............                           3,700        216,561
Bed Bath & Beyond, Inc.(b) .....                             300          7,518
Casey's General Stores, Inc. ...                           3,200         39,840
Circuit City Stores, Inc. - Carmax Group(b)                4,900         89,670
Finish Line, Inc. (The)(b) .....                           2,700         27,405
Group 1 Automotive, Inc.(b) ....                           1,500         40,200
O'Reilly Automotive, Inc.(b) ...                             700         19,782
Office Depot, Inc.(b) ..........                           8,100        110,160
OfficeMax, Inc.(b) .............                          13,400         38,190
Pep Boys-Manny, Moe & Jack (The)                           3,900         45,825
PETsMART, Inc.(b) ..............                           8,100         63,261
Pier 1 Imports, Inc. ...........                           3,400         37,434
Staples, Inc.(b) ...............                          13,900        202,662
United Auto Group, Inc.(b) .....                           2,400         38,400
Venator Group, Inc.(b) .........                           4,800         69,600
West Marine, Inc.(b) ...........                           2,700         40,257
                                                                     ----------
                                                                      1,175,115
                                                                     ----------
RETAIL (SPECIALTY-APPAREL)--0.4%
The Wet Seal, Inc. (The) Class A(b)                          300          6,105
TJX Cos., Inc. (The) ...........                           5,100        172,380
Urban Outfitters, Inc.(b) ......                           1,100         14,300
                                                                     ----------
                                                                        192,785
                                                                     ----------

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
SAVINGS & LOAN COMPANIES--3.5%
Bank United Financial Corp. Class A(b)                     1,000     $   14,600
BankAtlantic Bancorp, Inc. Class A                         6,300         51,030
Capitol Federal Financial ......                          15,500        309,535
Dime Bancorp, Inc. .............                           1,100         37,268
Fidelity Bankshares, Inc.(b) ...                             500          7,450
First Essex Bancorp, Inc. ......                             400         10,520
Flagstar Bancorp, Inc. .........                           1,700         42,585
Flushing Financial Corp. .......                             600         10,740
GreenPoint Financial Corp. .....                           1,000         32,050
Hudson River Bancorp, Inc. .....                             500         10,300
Independence Community Bank Corp.                         15,300        372,096
Net.B@nk, Inc.(b) ..............                           1,900         15,637
Northwest Bancorp, Inc. ........                             300          2,955
OceanFirst Financial Corp. .....                             100          2,443
PFF Bancorp, Inc. ..............                             500         12,500
Port Financial Corp. ...........                             500         12,750
Seacoast Financial Services Corp.                          2,100         31,500
Sovereign Bancorp, Inc. ........                           3,600         35,640
Staten Island Bancorp, Inc. ....                           2,000         57,880
Troy Financial Corp. ...........                             400          8,720
W Holding Co., Inc. ............                             700          9,982
Washington Mutual, Inc. ........                           6,100        184,159
Waypoint Financial Corp. .......                           1,300         18,122
Webster Financial Corp. ........                           6,400        194,240
Westcorp .......................                           1,000         18,200
                                                                     ----------
                                                                      1,502,902
                                                                     ----------
SERVICES (ADVERTISING/MARKETING)--0.1%
Hart-Hanks, Inc. ...............                           1,700         39,610
Information Resources, Inc.(b) .                           1,100          7,975
                                                                     ----------
                                                                         47,585
                                                                     ----------
SERVICES (COMMERCIAL & CONSUMER)--2.6%
Aaron Rents, Inc. ..............                             900         15,705
Apollo Group, Inc. Class A(b) ..                           3,750        152,437
Bright Horizons Family Solutions, Inc.(b)                    800         20,328
Choice Hotels International, Inc.(b)                       1,200         21,000
Copart, Inc.(b) ................                           1,200         35,220
Cornell Cos., Inc.(b) ..........                             700         11,585
G & K Services, Inc. Class A ...                           7,700        212,597
Interpool, Inc. ................                           1,000         12,100
ITT Educational Services, Inc.(b)                          3,600        137,016
Pittston Brink's Group .........                           1,300         25,025
Regis Corp. ....................                           2,500         53,150
Right Management Consultants, Inc.(b)                      1,300         45,201
Service Corp. International(b) .                          29,000        184,730
SITEL Corp.(b) .................                          19,200         26,880
Sunrise Assisted Living, Inc.(b)                           1,000         29,890
TeleTech Holdings, Inc.(b) .....                           6,800         54,944


                                                         SHARES         VALUE
                                                         ------       ---------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Total System Services, Inc. ....                           2,000     $   40,400
University Of Phoenix Online(b)                            1,200         31,560
                                                                     ----------
                                                                      1,109,768
                                                                     ----------
SERVICES (COMPUTER SYSTEMS)--0.6%
CACI International, Inc. Class A(b)                          100          6,221
CIBER, Inc.(b) .................                           7,700         51,590
Digital River, Inc.(b) .........                           2,900         38,423
eFunds Corp.(b) ................                           2,500         38,750
Gerber Scientific, Inc. ........                           3,600         39,564
Ingram Micro, Inc. Class A(b) ..                           5,100         65,280
Sykes Enterprises, Inc.(b) .....                           3,200         30,848
                                                                     ----------
                                                                        270,676
                                                                     ----------
SERVICES (DATA PROCESSING)--0.6%
Bisys Group, Inc. (The)(b) .....                           4,000        208,080
Century Business Services, Inc.(b)                         3,800          6,764
Fiserv, Inc.(b) ................                           1,000         37,190
                                                                       --------
                                                                        252,034
                                                                     ----------
SERVICES (EMPLOYMENT)--0.2%
Administaff, Inc.(b) ...........                           1,300         29,237
Modis Professional Services, Inc.(b)                      12,500         65,500
                                                                     ----------
                                                                         94,737
                                                                     ----------
SERVICES (FACILITIES & ENVIRONMENTAL)--0.1%
Wackenhut Corrections Corp.(b) .                           2,600         39,000

SHIPPING--0.5%
Kirby Corp.(b) .................                           1,500         38,550
Overseas Shipholding Group, Inc.                           6,800        169,252
                                                                     ----------
                                                                        207,802
                                                                     ----------
SPECIALTY PRINTING--0.2%
Bowne & Co., Inc. ..............                           3,900         40,755
Consolidated Graphics, Inc.(b) .                           2,300         37,720
                                                                     ----------
                                                                         78,475
                                                                     ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.6%
AT&T Wireless Services, Inc.(b)                            2,800         40,432
Cobalt Corp. ...................                             300          1,635
Metro One Telecommunications, Inc.(b)                        900         27,135
UbiquiTel, Inc.(b) .............                             300          2,745
United States Cellular Corp.(b)                            4,500        200,925
                                                                     ----------
                                                                        272,872
                                                                     ----------
TELECOMMUNICATIONS (LONG DISTANCE)--1.6%
Alaska Communications Systems Holdings, Inc.(b)            1,100          7,733
General Communication, Inc. Class A(b)                    17,000        197,540
Level 3 Communications, Inc.(b)                           35,200        121,088


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
TELECOMMUNICATIONS (LONG DISTANCE)--CONTINUED
McLeodUSA, Inc. Class A(b) .....                          70,000     $   52,500
Sprint Corp. (FON Group) .......                           4,200         84,000
Time Warner Telecom, Inc. Class A(b)                       3,600         39,456
WorldCom, Inc. - WorldCom Group(b)                        11,400        153,330
XO Communications, Inc. Class A(b)                        42,300         38,916
                                                                     ----------
                                                                        694,563
                                                                     ----------
TELEPHONE--0.4%
Verizon Communications, Inc. ...                           3,300        164,373

TEXTILES (APPAREL)--0.1%
Hilfiger (Tommy) Corp.(b) ......                           5,100         58,599

TEXTILES (HOME FURNISHINGS)--0.1%
Collins & Aikman Corp.(b) ......                           1,000          6,150
Mohawk Industries, Inc.(b) .....                           1,000         43,200
                                                                     ----------
                                                                         49,350
                                                                     ----------
TOBACCO--0.2%
Schweitzer-Mauduit International, Inc.                     1,400         33,530
UST, Inc. ......................                           1,200         40,332
                                                                     ----------
                                                                         73,862
                                                                     ----------
TRUCKERS--1.6%
Forward Air Corp.(b) ...........                           6,300        165,879
Knight Transportation, Inc.(b) .                             300          7,317
Roadway Corp. ..................                           7,100        193,475
Robinson (C.H.) Worldwide, Inc.                            5,900        157,943
Ryder System, Inc. .............                           7,600        142,120
Werner Enterprises, Inc. .......                             500         10,825
                                                                     ----------
                                                                        677,559
                                                                     ----------
WASTE MANAGEMENT--0.3%
Republic Services, Inc.(b) .....                           2,300         37,674
Stericycle, Inc.(b) ............                           1,200         57,600
TRC Cos., Inc.(b) ..............                           1,000         42,080
                                                                     ----------
                                                                        137,354
                                                                     ----------
- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $36,987,817)                                        37,847,142
- ------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.3%

BANKS (MONEY CENTER)--0.0%
Banco Rio de la Plata SA ADR (Argentina)                     200            762
Credicorp Ltd. ADR (Bermuda)                               1,500         12,150
                                                                     ----------
                                                                         12,912
                                                                     ----------


                                                         SHARES         VALUE
                                                         ------       ---------
BEVERAGES (NON-ALCOHOLIC)--0.2%
Coca-Cola Femsa de CV SA  ADR (Mexico)                     2,000     $   40,180
Cott Corp. (Canada)(b) .........                           1,400         19,656
Pepsi-Gemex SA GDR (Mexico)(b) .                           2,400         12,264
                                                                     ----------
                                                                         72,100
                                                                     ----------
COMPUTERS (SOFTWARE & SERVICES)--0.2%
AsiaInfo Holdings, Inc. (China)(b)                         1,400         18,690
Autonomy Corp. PLC ADR (United Kingdom)(b)                 1,200          5,004
Elbit Systems Ltd. (Israel) ....                             800         15,200
Equant NV NY Registered Shares (Netherlands)(b)            2,100         21,735
                                                                     ----------
                                                                         60,629
                                                                     ----------
CONTAINERS & PACKAGING (PAPER)--0.0%
Sappi Ltd. ADR (South Africa) ..                           1,600         15,264

ELECTRONICS (SEMICONDUCTORS)--0.3%
ARM Holdings PLC ADR (United Kingdom)(b)                   1,600         24,640
Flextronics International Ltd. (Singapore)(b)              3,200         63,680
O2Micro International Ltd. (Cayman Islands)(b)             3,000         43,170
                                                                     ----------
                                                                        131,490
                                                                     ----------
GOLD & PRECIOUS METALS MINING--0.1%
Compania de Minas Buenaventura SA (Peru)                   1,900         38,494
Lihir Gold Ltd. ADR (Australia)(b)                           100          1,180
                                                                     ----------
                                                                         39,674
                                                                     ----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.1%
Biovail Corp. (Canada)(b) ......                             800         37,808

INSURANCE (LIFE/HEALTH)--0.5%
Aegon NV  American Registered Shares (Netherlands)         7,200        180,576
Scottish Annuity & Life Holdings Ltd. (Cayman
  Islands)                                                   800         13,024
                                                                     ----------
                                                                        193,600
                                                                     ----------
IRON & STEEL--0.0%
Gerdau SA ADR (Brazil) .........                           1,000          6,800

LODGING - HOTELS--0.0%
Fairmont Hotels & Resorts, Inc. (Canada)(b)                   25            446

MANUFACTURING (DIVERSIFIED)--0.0%
Vitro SA de CV ADR (Mexico) ....                           5,000         11,700

NATURAL GAS--0.2%
TransCanada Pipelines Ltd. (Canada)                        3,800         49,590
Westcoast Energy, Inc. (Canada)                            1,300         34,229
                                                                     ----------
                                                                         83,819
                                                                     ----------

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund

                                                      SHARES         VALUE
                                                      ------       ---------
OFFICE EQUIPMENT & SUPPLIES--0.2%
Moore Corp. Ltd. (Canada)(b)                           13,500     $  101,925

PAPER & FOREST PRODUCTS--0.0%
Bunzl PLC ADR (United Kingdom) .                          200          6,300

RAILROADS--0.1%
CP Railway Ltd. (Canada)(b) ....                        3,650         61,539

RETAIL (FOOD CHAINS)--0.1%
Blue Square-Israel Ltd. ADR (Israel)                      200          2,910
Koninklijke Ahold NV ADR (Netherlands)                  1,500         42,300
                                                                  ----------
                                                                      45,210
                                                                  ----------
SERVICES (COMMERCIAL & CONSUMER)--0.0%
Advanced Semiconductor Engineering, Inc. ADR
(Taiwan)(b)                                             3,200          8,192

SHIPPING--0.1%
CP Ships Ltd. (Canada)(b) ......                        1,825         17,538

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
Global Crossing Ltd. (Bermuda)(b)                      26,200         29,606
Telefonica de Argentina SA ADR (Argentina)              1,400         14,000
                                                                  ----------
                                                                      43,606
                                                                  ----------
TOBACCO--0.1%
British American Tobacco PLC (United Kingdom)           2,100         36,372
Imperial Tobacco Group PLC ADR (United Kingdom)           800         20,088
                                                                  ----------
                                                                      56,460
                                                                  ----------
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,026,750)                                       1,007,012
- ----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--90.1%
(IDENTIFIED COST $38,014,567)                                     38,854,154
- ------------------------------------------------------------------------------

                                                          PAR
                                                         VALUE
                                                         (000)       VALUE
                                                         ------    ---------
SHORT TERM OBLIGATIONS--12.1%

REPURCHASE AGREEMENT--12.1%
Morgan Stanley & Co., Inc. repurchase agreements,
2.56%, dated 10/31/01, due 11/1/01, repurchase price
$5,187,369, collateralized by a Fannie Mae Bond
8.50%, 2/31/01, market value $5,291,521              $  5,187     $5,187,000
- ----------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $5,187,000)                                       5,187,000
- ----------------------------------------------------------------------------
TOTAL INVESTMENTS--102.2%
(IDENTIFIED COST $43,201,567)                                     44,041,154(a)
- ----------------------------------------------------------------------------

SECURITIES SOLD SHORT--(90.2)%
(PROCEEDS $41,794,560)                                           (38,862,943)

Other assets and liabilities, net--88.0%                          37,919,197
                                                                 -----------
NET ASSETS--100.0%                                               $43,097,408
                                                                 ===========

(a)Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,707,090 and gross depreciation of $2,991,582 for federal income tax purposes. At October 31, 2001, the aggregate cost of securities for federal income tax purposes was $43,325,646.
(b)Non-income producing.

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
SECURITIES SOLD SHORT--90.2%

COMMON STOCKS--83.5%

AEROSPACE/DEFENSE--0.2%
Northrop Grumman Corp. .........                             600       $ 59,970
Teledyne Technologies, Inc. ....                           2,700         40,959
                                                                       --------
                                                                        100,929
                                                                       --------
AGRICULTURAL PRODUCTS--0.3%
Delta and Pine Land Co. ........                           6,900        124,545

AIR FREIGHT--0.1%
Atlas Air Worldwide Holdings, Inc.                         1,000         12,910
EGL, Inc. ......................                             900         10,881
                                                                       --------
                                                                         23,791
                                                                       --------
AIRLINES--0.9%
Alaska Air Group, Inc. .........                           6,100        148,840
America West Holdings Corp. Class B                       14,100         28,059
Delta Air Lines, Inc. ..........                           2,700         61,722
Midwest Express Holdings, Inc. .                           8,400         93,240
Northwest Airlines Corp. .......                           2,200         28,248
UAL Corp. ......................                           1,800         22,896
                                                                       --------
                                                                        383,005
                                                                       --------
AUTO PARTS & EQUIPMENT--0.8%
Goodyear Tire & Rubber Co. (The)                           9,500        176,985
IMPCO Technologies, Inc. .......                             800         13,312
Visteon Corp. ..................                          12,900        153,510
                                                                       --------
                                                                        343,807
                                                                       --------
BANKS (MAJOR REGIONAL)--1.3%
Bank of New York Co., Inc. (The)                           5,500        187,055
Comerica, Inc. .................                           2,800        129,052
Mellon Financial Corp. .........                           5,900        198,240
Northern Trust Corp. ...........                           1,200         60,588
                                                                       --------
                                                                        574,935
                                                                       --------
BANKS (REGIONAL)--0.8%
Cullen/Frost Bankers, Inc. .....                           1,700         45,832
Frontier Financial Corp. .......                           4,500        123,345
Valley National Bancorp ........                           6,540        195,481
                                                                       --------
                                                                        364,658
                                                                       --------
BEVERAGES (ALCOHOLIC)--1.2%
Brown-Forman Corp. Class B .....                           2,900        172,376
Coors (Adolph) Co. Class B .....                           5,600        278,600
Mondavi (Robert) Corp. (The) Class A                       1,700         52,207
                                                                       --------
                                                                        503,183
                                                                       --------

                                                         SHARES         VALUE
                                                         ------       ---------
BIOTECHNOLOGY--3.1%
Abgenix, Inc. ..................                           5,500     $  163,845
Alexion Pharmaceuticals, Inc. ..                           2,300         39,583
Amgen, Inc. ....................                           3,200        181,824
Aviron .........................                           2,000         66,600
Cell Genesys, Inc. .............                           2,900         51,910
Cephalon, Inc. .................                             500         31,525
Cerus Corp. ....................                           1,300         59,709
COR Therapeutics, Inc. .........                           2,200         49,566
Geron Corp. ....................                           4,700         54,614
ILEX Oncology, Inc. ............                           1,600         41,776
InterMune, Inc. ................                           4,600        200,882
Lexicon Genetics, Inc. .........                           4,000         39,360
Medarex, Inc. ..................                           3,000         61,800
Millennium Pharmaceuticals, Inc.                           3,600         91,656
NPS Pharmaceuticals, Inc. ......                           2,500         90,325
Progenics Pharmaceuticals, Inc.                            2,600         41,704
Texas Biotechnology Corp. ......                           2,200         12,716
Trimeris, Inc. .................                             600         23,821
Ventana Medical Systems, Inc. ..                           1,500         31,785
                                                                     ----------
                                                                      1,335,001
                                                                     ----------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.9%
Ackerley Group, Inc. (The) .....                           2,800         37,660
Cablevision Systems Corp. ......                           2,600         89,050
Clear Channel Communications, Inc.                           800         30,496
Comcast Corp. Special Class A ..                           3,000        107,520
Cox Radio, Inc. Class A ........                           7,000        151,900
Entravision Communications Corp.                           3,000         31,800
Hearst-Argyle Television, Inc. .                           1,600         29,760
Liberty Corp. (The) ............                           1,400         56,336
Liberty Media Corp. Class A ....                           3,300         38,577
Regent Communications, Inc. ....                           4,800         27,984
Shaw Communications, Inc. Class B                          2,100         38,703
Univision Communications, Inc. Class A                     7,400        185,000
                                                                     ----------
                                                                        824,786
                                                                     ----------
BUILDING MATERIALS--0.2%
CoorsTek, Inc. .................                           2,600         68,900

CHEMICALS--1.2%
Dow Chemical Co. (The)                                     4,600        152,950
Du Pont (E.I.) de Nemours & Co.                            2,400         95,976
IMC Global, Inc. ...............                          19,400        208,550
Rohm & Haas Co. ................                           1,400         45,458
                                                                     ----------
                                                                        502,934
                                                                     ----------
CHEMICALS (DIVERSIFIED)--0.3%
FMC Corp. ......................                           2,500        118,650
Olin Corp. .....................                           1,100         16,478
                                                                     ----------
                                                                        135,128
                                                                     ----------

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund



                                                         SHARES         VALUE
                                                         ------       ---------
CHEMICALS (SPECIALTY)--1.1%
Cambrex Corp. ..................                           1,800     $   66,600
Cytec Industries, Inc. .........                           1,900         45,467
Diversa Corp. ..................                           2,300         26,726
Eden Bioscience Corp. ..........                             900          4,275
Great Lakes Chemical Corp. .....                           9,000        190,890
Millennium Chemicals, Inc. .....                          11,600        110,548
NL Industries, Inc. ............                           1,400         18,004
                                                                     ----------
                                                                        462,510
                                                                     ----------
COMMUNICATIONS EQUIPMENT--0.5%
ADTRAN, Inc. ...................                           2,400         55,680
Anaren Microwave, Inc. .........                           4,100         62,689
DMC Stratex Networks, Inc. .....                             800          4,360
Liberty Digital, Inc. Class A ..                          14,000         38,920
Motorola, Inc. .................                           3,700         60,569
                                                                     ----------
                                                                        222,218
                                                                     ----------
COMPUTERS (HARDWARE)--1.2%
Apple Computer, Inc. ...........                           3,200         56,192
Computer Network Technology Corp.                          4,500         65,700
Extreme Networks, Inc. .........                           5,400         63,126
International Business Machines Corp.                      2,400        259,368
NCR Corp. ......................                           2,600         92,170
                                                                     ----------
                                                                        536,556
                                                                     ----------
COMPUTERS (NETWORKING)--0.2%
Avocent Corp. ..................                           1,300         24,258
Stellent, Inc. .................                           2,600         53,300
                                                                     ----------
                                                                         77,558
                                                                     ----------
COMPUTERS (PERIPHERALS)--0.1%
Lexmark International, Inc. ....                             500         22,375
SanDisk Corp. ..................                             800          8,752
                                                                     ----------
                                                                         31,127
                                                                     ----------
COMPUTERS (SOFTWARE & SERVICES)--2.0%
Agile Software Corp. ...........                           2,400         22,848
Answerthink, Inc. ..............                          35,000        131,950
Aspen Technology, Inc. .........                             800         10,600
Avid Technology, Inc. ..........                             900          8,082
Descartes Systems Group, Inc. (The)                        2,800         13,636
Documentum, Inc. ...............                           4,100         60,557
E.piphany, Inc. ................                             150            885
F5 Networks, Inc. ..............                           1,600         24,144
IDX Systems Corp. ..............                             900          8,865
Intuit, Inc. ...................                             800         32,176
MatrixOne, Inc. ................                           3,700         20,350
OpenTv Corp. ...................                           1,900         13,984
PC-Tel, Inc. ...................                          21,300        162,306
Peregrine Systems, Inc. ........                           3,700         53,428


                                                         SHARES         VALUE
                                                         ------       ---------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Phoenix Technologies Ltd. ......                             800     $    7,320
RSA Security, Inc. .............                           1,200         14,448
SmartForce Public Limited Co. ADR                          3,900         64,194
SPS, Inc. ......................                           1,700         29,308
Synopsys, Inc. .................                           1,500         70,500
Unisys Corp. ...................                           2,500         22,325
Verity, Inc. ...................                           3,000         31,860
Viewpoint Corp. ................                           1,300          5,200
Wind River Systems, Inc. .......                           5,000         71,700
                                                                     ----------
                                                                        880,666
                                                                     ----------
CONSTRUCTION (CEMENT & AGGREGATES)--0.8%
Martin Marietta Materials, Inc.                            4,300        171,656
Vulcan Materials Co. ...........                           4,600        191,222
                                                                     ----------
                                                                        362,878
                                                                     ----------
CONTAINERS & PACKAGING (PAPER)--0.2%
Chesapeake Corp. ...............                           3,700        104,784

DISTRIBUTORS (FOOD & HEALTH)--0.1%
Andrx Group ....................                           1,000         64,930

ELECTRIC COMPANIES--2.2%
Ameren Corp. ...................                           4,100        164,410
Constellation Energy Group, Inc.                           2,900         64,873
DQE, Inc. ......................                           3,300         61,710
Edison International ...........                          10,900        154,889
Empire District Electric Co. (The)                           900         19,116
Exelon Corp. ...................                           1,100         46,277
FPL Group, Inc. ................                             300         15,930
OGE Energy Corp. ...............                           7,000        151,620
Otter Tail Corp. ...............                           2,500         70,650
Reliant Energy, Inc. ...........                           1,900         53,105
Sierra Pacific Resources .......                          10,600        153,806
                                                                     ----------
                                                                        956,386
                                                                     ----------
ELECTRICAL EQUIPMENT--2.7%
Amphenol Corp. Class A .........                           1,500         66,825
Artesyn Technologies, Inc. .....                          33,300        240,093
C&D Technologies, Inc. .........                           3,100         64,232
Harman International Industries, Inc.                      1,900         62,795
Hubbell, Inc. Class B ..........                           6,700        183,044
Littelfuse, Inc. ...............                           7,900        178,066
Merix Corp. ....................                           2,200         37,136
Spectra-Physics, Inc. ..........                           1,100         19,217
SPX Corp. ......................                             800         79,680
Symbol Technologies, Inc. ......                           1,800         23,130
Technitrol, Inc. ...............                             600         14,928
Thomas & Betts Corp. ...........                          10,000        181,600
Three-Five Systems, Inc. .......                           1,400         21,714
                                                                     ----------
                                                                      1,172,460
                                                                     ----------

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
ELECTRONICS (INSTRUMENTATION)--1.7%
Agilent Technologies, Inc.                                 8,400     $  187,068
Coherent, Inc. .................                           4,500        119,250
Illumina, Inc. .................                           2,400         24,024
LeCroy Corp. ...................                             900         14,274
Mechanical Technology, Inc. ....                           4,900         12,691
Molecular Devices Corp. ........                           4,200         67,998
Nanometrics, Inc. ..............                           1,000         19,850
Newport Corp. ..................                           3,900         60,801
Photon Dynamics, Inc. ..........                             700         18,550
Rudolph Technologies, Inc. .....                           6,400        161,920
Tollgrade Communications, Inc. .                             900         22,941
Zygo Corp. .....................                             700          9,905
                                                                     ----------
                                                                        719,272
                                                                     ----------
ELECTRONICS (SEMICONDUCTORS)--4.2%
Actel Corp. ....................                           9,800        181,790
Alliance Semiconductor Corp. ...                           7,000         57,750
Altera Corp. ...................                           2,700         54,540
ANADIGICS, Inc. ................                           3,900         57,954
Applied Micro Circuits Corp. ...                             900          9,927
Cirrus Logic, Inc. .............                           5,700         63,441
Elantec Semiconductor, Inc. ....                           1,900         62,111
Exar Corp. .....................                           5,400        121,716
Fairchild Semiconductor Corp. Class A                     10,400        221,000
GlobeSpan, Inc. ................                           5,900         70,564
Integrated Device Technology, Inc.                         2,500         69,625
Integrated Silicon Solution, Inc.                          1,500         15,585
International Rectifier Corp. ..                           1,900         66,709
IXYS Corp. .....................                           2,700         19,170
Lattice Semiconductor Corp. ....                           3,800         66,500
Micron Technology, Inc. ........                           8,000        182,080
National Semiconductor Corp. ...                           1,400         36,372
Pericom Semiconductor Corp. ....                           3,100         41,695
PMC-Sierra, Inc. ...............                           3,500         56,805
SIPEX Corp. ....................                          13,200        113,520
Standard Microsystems Corp. ....                           1,600         16,000
Texas Instruments, Inc. ........                           1,900         53,181
Xilinx, Inc. ...................                           4,100        124,722
Zoran Corp. ....................                           1,400         35,406
                                                                     ----------
                                                                      1,798,163
                                                                     ----------
ENGINEERING & CONSTRUCTION--0.2%
Foster Wheeler Ltd. ............                           4,900         24,745
MasTec, Inc. ...................                          15,300         70,380
                                                                     ----------
                                                                         95,125
                                                                     ----------
ENTERTAINMENT--0.3%
World Wrestling Federation Entertainment, Inc.            11,200        126,224


                                                         SHARES         VALUE
                                                         ------       ---------
EQUIPMENT (SEMICONDUCTORS)--1.4%
Axcelis Technologies, Inc. .....                          18,700       $245,157
Brooks Automation, Inc. ........                           1,100         35,508
Credence Systems Corp. .........                           4,400         59,840
Electroglas, Inc. ..............                           1,200         15,036
EMCORE Corp. ...................                           2,300         25,668
FEI Co. ........................                           1,600         43,168
Helix Technology Corp. .........                           2,400         46,512
LTX Corp. ......................                           3,300         54,318
Teradyne, Inc. .................                             400          9,220
Therma-Wave, Inc. ..............                           3,600         43,812
Ultratech Stepper, Inc. ........                           2,900         39,005
                                                                     ----------
                                                                        617,244
                                                                     ----------
FINANCIAL (DIVERSIFIED)--1.7%
Alexander's, Inc. ..............                             200         12,042
Amli Residential Properties Trust                          2,300         53,659
Cornerstone Realty Income Trust, Inc.                      4,300         45,967
Hugoton Royalty Trust ..........                           4,300         48,203
J.P. Morgan Chase & Co. ........                             200          7,072
Markel Corp. ...................                           1,600        313,520
Mission West Properties, Inc. ..                           2,800         33,852
Morgan Stanley Dean Witter & Co.                             800         39,136
Neuberger Berman, Inc. .........                           3,300        115,104
Security Capital Group, Inc. ...                           4,600         86,020
                                                                     ----------
                                                                        754,575
                                                                     ----------
FOODS--2.1%
Dreyer's Grand Ice Cream, Inc. .                           7,300        238,710
Hain Celestial Group, Inc. .....                           9,500        187,340
Heinz (H.J.) Co. ...............                           3,800        161,272
Sensient Technologies Corp. ....                           8,500        138,210
Tootsie Roll Industries, Inc. ..                           5,111        187,369
                                                                     ----------
                                                                        912,901
                                                                     ----------
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.2%
Championship Auto Racing Teams, Inc.                       4,200         53,760
Park Place Entertainment Corp. .                          26,700        191,172
Pinnacle Entertainment, Inc. ...                           8,100         55,890
Speedway Motorsports, Inc. .....                           5,800        135,894
WMS Industries, Inc. ...........                           3,600         64,620
                                                                     ----------
                                                                        501,336
                                                                     ----------
GOLD & PRECIOUS METALS MINING--0.4%
Homestake Mining Co. ...........                          19,100        156,620

HARDWARE & TOOLS--0.4%
Black & Decker Corp. (The) .....                           2,600         86,034
Scotts Co. (The) Class A .......                           2,500        100,775
                                                                     ----------
                                                                        186,809
                                                                     ----------

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
HEALTH CARE (DIVERSIFIED)--0.4%
American Home Products Corp. ...                           2,900     $  161,907

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.3%
3 Dimensional Pharmaceuticals, Inc.                          900          7,731
Cell Therapeutics, Inc. ........                           2,000         60,060
Dendreon Corp. .................                           2,300         20,125
Durect Corp. ...................                           1,200          8,880
Emisphere Technologies, Inc. ...                           2,300         55,315
Genentech, Inc. ................                           4,100        214,225
Guilford Pharmaceuticals, Inc. .                           2,700         29,322
Inspire Pharmaceuticals, Inc. ..                           2,400         28,080
Lilly (Eli) & Co. ..............                             800         61,200
Matrix Pharmaceutical, Inc. ....                           6,500          4,680
PRAECIS Pharmaceuticals, Inc. ..                           4,700         20,351
Tanox, Inc. ....................                             400          6,796
United Therapeutics Corp. ......                           1,300         12,285
Versicor, Inc. .................                           1,400         21,140
                                                                     ----------
                                                                        550,190
                                                                     ----------
HEALTH CARE (GENERIC AND OTHER)--0.8%
Alpharma, Inc. Class A .........                           1,800         49,860
ICN Pharmaceuticals, Inc. ......                           1,900         45,999
Medicis Pharmaceutical Corp. Class A                         400         23,076
Noven Pharmaceuticals, Inc. ....                           3,000         64,320
Watson Pharmaceuticals, Inc. ...                           3,500        166,880
                                                                     ----------
                                                                        350,135
                                                                     ----------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.8%
HCA, Inc.                                                  4,200        166,572
Health Management Associates, Inc. Class A                 9,000        175,410
                                                                     ----------
                                                                        341,982
                                                                     ----------
HEALTH CARE (MANAGED CARE)--0.1%
CIGNA Corp. ....................                             800         58,320

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.3%
Apogent Technologies, Inc. .....                           7,100        166,282
Bausch & Lomb, Inc. ............                           5,800        188,848
Baxter International, Inc. .....                           3,200        154,784
Biomet, Inc. ...................                           5,750        175,375
Cygnus, Inc. ...................                           5,400         27,000
Datascope Corp. ................                             500         16,745
INAMED Corp. ...................                           9,800        186,690
Intuitive Surgical, Inc. .......                           3,300         30,360
Vital Signs, Inc. ..............                           1,700         45,985
Zoll Medical Corp. .............                             400         13,500
                                                                     ----------
                                                                      1,005,569
                                                                     ----------

                                                         SHARES         VALUE
                                                         ------       ---------
HEALTH CARE (SPECIALIZED SERVICES)--0.4%
Arena Pharmaceuticals, Inc. ....                           5,200     $   58,760
Exelixis, Inc. .................                           5,500         73,700
Nanogen, Inc. ..................                           2,100         19,110
PDI, Inc. ......................                           1,100         30,789
                                                                     ----------
                                                                        182,359
                                                                     ----------
HOUSEHOLD FURNISHINGS & APPLIANCES--0.4%
Leggett & Platt, Inc. ..........                           9,000        195,030

HOUSEWARES--0.1%
Libbey, Inc. ...................                           1,600         50,240

INSURANCE (LIFE/HEALTH)--0.7%
Delphi Financial Group, Inc. Class A                       3,700        112,480
MONY Group, Inc. (The) .........                           6,000        181,020
                                                                     ----------
                                                                        293,500
                                                                     ----------
INSURANCE (MULTI-LINE)--0.3%
American International Group, Inc.                           600         47,160
Hartford Financial Services Group, Inc. (The)              1,000         54,000
Loews Corp. ....................                             400         20,320
                                                                     ----------
                                                                        121,480
                                                                     ----------
INSURANCE (PROPERTY-CASUALTY)--2.7%
Alleghany Corp. ................                             300         57,450
Allmerica Financial Corp. ......                           1,100         42,900
Berkley (W.R.) Corp. ...........                           1,300         69,173
Chubb Corp. (The) ..............                           3,400        232,220
Cincinnati Financial Corp. .....                           5,500        204,600
CNA Financial Corp .............                           1,000         25,180
MGIC Investment Corp. ..........                           1,200         62,088
Midland Co. (The) ..............                             100          3,675
Odyssey Re Holdings Corp. ......                             800         12,088
SAFECO Corp. ...................                           1,600         49,344
St. Paul Cos., Inc. (The) ......                           1,000         45,900
Transatlantic Holdings, Inc. ...                           2,750        230,312
Trenwick Group Ltd. ............                           1,700         13,192
Unitrin, Inc. ..................                           1,600         61,760
White Mountains Insurance Group Ltd.                         100         34,700
                                                                     ----------
                                                                      1,144,582
                                                                     ----------
INSURANCE BROKERS--0.8%
Marsh & McLennan Cos., Inc. ....                           3,500        338,625

INVESTMENT BANKING/BROKERAGE--1.1%
Goldman Sachs Group, Inc. (The)                            2,000        156,320
Knight Trading Group, Inc. .....                           6,100         59,963
LaBranche & Co., Inc. ..........                           3,000         86,670
Legg Mason, Inc. ...............                           4,000        168,440
Merrill Lynch & Co., Inc. ......                             500         21,855
                                                                     ----------
                                                                        493,248
                                                                     ----------

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
INVESTMENT MANAGEMENT--0.9%
Affiliated Managers Group, Inc.                            1,000     $   61,700
American Capital Strategies Ltd.                           5,900        146,143
Gabelli Asset Management, Inc. Class A                       800         29,760
Stewart (W.P) & Co. Ltd ........                           6,700        141,571
                                                                     ----------
                                                                        379,174
                                                                     ----------
IRON & STEEL--0.1%
Cleveland-Cliffs, Inc. .........                           1,600         26,080

MACHINERY (DIVERSIFIED)--1.4%
Capstone Turbine Corp. .........                           2,485         12,599
Deere & Co. ....................                           4,600        170,154
Engineered Support Systems, Inc.                           1,000         49,790
Kaydon Corp. ...................                           3,300         62,370
Milacron, Inc. .................                          12,500        148,250
NACCO Industries, Inc. .........                           2,200        115,060
Presstek, Inc. .................                           3,600         23,400
Tecumseh Products Co. Class A ..                             500         22,875
                                                                     ----------
                                                                        604,498
                                                                     ----------
MANUFACTURING (DIVERSIFIED)--1.1%
American Standard Cos., Inc. ...                             800         46,320
Eaton Corp. ....................                             700         45,808
Honeywell International, Inc. ..                           6,800        200,940
Minnesota Mining and Manufacturing Co.                       500         52,190
Textron, Inc. ..................                           4,300        136,095
                                                                     ----------
                                                                        481,353
                                                                     ----------
MANUFACTURING (SPECIALIZED)--1.3%
Armor Holdings, Inc. ...........                           4,100         99,548
Astec Industries, Inc. .........                             300          3,840
Avery Dennison Corp. ...........                           3,400        157,420
Briggs & Stratton Corp. ........                           5,600        210,336
Dionex Corp. ...................                           1,100         26,400
Ionics, Inc. ...................                             600         14,100
SPS Technologies, Inc. .........                           1,400         41,860
                                                                     ----------
                                                                        553,504
                                                                     ----------
METAL FABRICATORS--0.1%
Brush Engineered Materials, Inc.                           3,800         38,950

METALS MINING--0.5%
Phelps Dodge Corp. .............                           7,200        208,800

NATURAL GAS--3.0%
El Paso Corp. ..................                           4,200        206,052
Energen Corp. ..................                           9,300        227,850
Kinder Morgan, Inc. ............                           3,000        148,890
National Fuel Gas Co. ..........                          11,000        257,510
NUI Corp. ......................                           2,800         56,980
Piedmont Natural Gas Co., Inc. .                           6,000        190,800


                                                         SHARES         VALUE
                                                         ------       ---------
NATURAL GAS--CONTINUED
Southern Union Co. .............                           4,515     $   86,146
WGL Holdings, Inc. .............                           4,600        124,476
                                                                     ----------
                                                                      1,298,704
                                                                     ----------
OFFICE EQUIPMENT & SUPPLIES--0.2%
Steelcase, Inc. Class A ........                           6,500         84,825

OIL & GAS (DRILLING & EQUIPMENT)--1.1%
Diamond Offshore Drilling, Inc.                            2,100         57,960
Dril-Quip, Inc. ................                           5,700         97,242
ENSCO International, Inc. ......                           3,900         77,220
Lone Star Technologies, Inc. ...                             800         13,152
Noble Drilling Corp. ...........                           2,200         67,210
Schlumberger Ltd. ..............                           1,300         62,946
Tidewater, Inc. ................                             900         27,198
Transocean Sedco Forex, Inc. ...                           2,100         63,315
                                                                     ----------
                                                                        466,243
                                                                     ----------
OIL & GAS (EXPLORATION & PRODUCTION)--2.9%
3TEC Energy Corp. ..............                           1,100         16,016
Anadarko Petroleum Corp. .......                           1,200         68,460
Apache Corp. ...................                           1,400         72,240
Brown (Tom), Inc. ..............                             100          2,335
Denbury Resources, Inc. ........                           2,100         18,060
Devon Energy Corp. .............                           1,700         65,110
Dreyfus (Louis) Natural Gas Corp.                          1,700         67,320
EOG Resources, Inc. ............                           2,000         70,740
Forest Oil Corp. ...............                           4,000        109,600
Houston Exploration Co. (The) ..                           2,100         65,625
Kerr-McGee Corp. ...............                             345         19,872
Key Production Co., Inc. .......                           2,000         31,200
Nuevo Energy Co. ...............                           4,100         57,810
Patina Oil & Gas Corp. .........                           1,400         37,730
Penn Virginia Corp. ............                           1,400         53,900
Prima Energy Corp. .............                           2,300         55,913
St. Mary Land & Exploration Co.                            1,500         30,705
Stone Energy Corp. .............                           5,100        201,705
Swift Energy Co. ...............                           6,500        153,725
Westport Resources Corp. .......                           3,700         63,899
                                                                     ----------
                                                                      1,261,965
                                                                     ----------
OIL (DOMESTIC INTEGRATED)--0.1%
ChevronTexaco Corp. ............                             500         44,275

PAPER & FOREST PRODUCTS--1.9%
Bowater, Inc. ..................                           3,200        143,104
International Paper Co. ........                           1,600         57,280
Plum Creek Timber Co., Inc. ....                          15,755        435,310
Pope & Talbot, Inc. ............                           1,200         15,600
Potlatch Corp. .................                           2,000         50,100


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
PAPER & FOREST PRODUCTS--CONTINUED
Trex Company, Inc. .............                           3,300     $   46,167
Weyerhaeuser Co. ...............                           1,200         59,892
                                                                     ----------
                                                                        807,453
                                                                     ----------
PHOTOGRAPHY/IMAGING--0.1%
Eastman Kodak Co. ..............                           1,900         48,583

PUBLISHING--1.1%
McGraw-Hill Cos., Inc. (The) ...                           3,400        178,772
Meredith Corp. .................                           5,400        178,200
Penton Media, Inc. .............                           5,700         39,615
PLATO Learning, Inc. ...........                           1,466         20,817
Reader's Digest Association, Inc. (The) Class A            3,400         60,180
                                                                     ----------
                                                                        477,584
                                                                     ----------
PUBLISHING (NEWSPAPERS)--3.6%
Dow Jones & Co., Inc. ..........                           6,300        283,500
Gannett Co., Inc. ..............                           5,600        353,920
Hollinger International, Inc. ..                          16,600        171,478
Journal Register Co. ...........                           4,500         77,400
Knight-Ridder, Inc. ............                           4,100        230,625
Media General, Inc. Class A ....                             100          4,160
Pulitzer, Inc. .................                           1,400         65,240
Scripps (E.W.) Co. (The) Class A                             700         43,169
Tribune Co. ....................                           3,700        111,740
Washington Post Co. (The) Class B                            400        204,200
                                                                     ----------
                                                                      1,545,432
                                                                     ----------
RAILROADS--0.4%
Florida East Coast Industries, Inc.  Class A                 200          4,388
GATX Corp. .....................                           6,400        169,280
                                                                     ----------
                                                                        173,668
                                                                     ----------
REITS--1.9%
BRE Properties, Inc. Class A ...                          10,100        292,900
Cousins Properties, Inc. .......                             900         21,789
Health Care Property Investors, Inc.                       5,200        193,544
Parkway Properties, Inc. .......                           1,000         30,800
Post Properties, Inc. ..........                           5,700        193,572
RFS Hotel Investors, Inc. ......                          10,400         96,200
                                                                     ----------
                                                                        828,805
                                                                     ----------
RESTAURANTS--0.2%
Triarc Cos., Inc. ..............                           4,600        106,260

RETAIL (COMPUTERS & ELECTRONICS)--0.5%
Circuit City Stores-Circuit City Group                    16,900        231,868
Ultimate Electronics, Inc. .....                             200          3,628
                                                                     ----------
                                                                        235,496
                                                                     ----------


                                                         SHARES         VALUE
                                                         ------       ---------
RETAIL (DISCOUNTERS)--0.2%
Factory 2-U Stores, Inc. .......                           3,900     $   55,146
Stein Mart, Inc. ...............                           1,600         12,752
                                                                     ----------
                                                                         67,898
                                                                     ----------
RETAIL (FOOD CHAINS)--0.6%
Pathmark Stores, Inc. ..........                           3,000         70,740
Winn-Dixie Stores, Inc. ........                          15,300        169,218
                                                                     ----------
                                                                        239,958
                                                                     ----------
RETAIL (GENERAL MERCHANDISE)--0.4%
Wal-Mart Stores, Inc. ..........                           3,100        159,340

RETAIL (HOME SHOPPING)--0.1%
ValueVision International, Inc. Class A                    2,900         39,556

RETAIL (SPECIALTY)--0.6%
Payless ShoeSource, Inc. .......                             900         47,565
Toys 'R' Us, Inc. ..............                          10,100        191,900
                                                                     ----------
                                                                        239,465
                                                                     ----------
RETAIL (SPECIALTY-APPAREL)--0.7%
Limited, Inc. (The) ............                          17,900        199,585
Wilsons The Leather Experts, Inc.                          9,100        110,292
                                                                     ----------
                                                                        309,877
                                                                     ----------
SAVINGS & LOAN COMPANIES--1.0%
Golden West Financial Corp. ....                           3,900        189,540
Ocwen Financial Corp. ..........                           3,900         33,540
Washington Federal, Inc. .......                           8,730        197,735
                                                                     ----------
                                                                        420,815
                                                                     ----------
SERVICES (ADVERTISING/MARKETING)--0.4%
Interpublic Group of Cos., Inc. (The)                      2,456         55,137
NetRatings, Inc. ...............                           1,300         15,704
Omnicom Group, Inc. ............                             700         53,746
R.H. Donnelley Corp. ...........                           2,000         52,800
                                                                     ----------
                                                                        177,387
                                                                     ----------
SERVICES (COMMERCIAL & CONSUMER)--1.3%
DeVry, Inc. ....................                           6,400        172,480
DiamondCluster International, Inc.  Class A                1,300         13,390
Dollar Thrifty Automotive Group, Inc.                      3,200         37,600
Learning Tree International, Inc.                          2,600         54,704
Ritchie Bros. Auctioneers, Inc.                              200          5,370
Sotheby's Holdings, Inc. Class A                           5,500         73,480
StarTek, Inc. ..................                             200          3,372
Stewart Enterprises, Inc. Class A                         30,100        182,406
                                                                     ----------
                                                                        542,802
                                                                     ----------


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund


                                                         SHARES         VALUE
                                                         ------       ---------
SERVICES (DATA PROCESSING)--0.6%
Ceridian Corp. .................                          12,400     $  204,476
CheckFree Corp. ................                           3,400         47,872
                                                                     ----------
                                                                        252,348
                                                                     ----------
SERVICES (EMPLOYMENT)--0.5%
Heidrick & Struggles International, Inc.                  13,700        207,692

SHIPPING--0.6%
OMI Corp. ......................                          29,900        120,796
Teekay Shipping Corp. ..........                           1,800         49,752
Trico Marine Services, Inc. ....                          13,200         84,744
                                                                     ----------
                                                                        255,292
                                                                     ----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.7%
Leap Wireless International, Inc.                          2,000         29,740
Nextel Partners, Inc. Class A ..                           3,200         17,120
Powerwave Technologies, Inc. ...                           4,200         64,260
Western Wireless Corp. Class A .                           6,300        183,771
                                                                     ----------
                                                                        294,891
                                                                     ----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
AT&T Corp. .....................                          10,800        164,700
CT Communications, Inc. ........                             900         12,645
                                                                     ----------
                                                                        177,345
                                                                     ----------
TELEPHONE--0.9%
ALLTEL Corp. ...................                           2,100        119,994
Qwest Communications International, Inc.                  10,500        135,975
SBC Communications, Inc. .......                           1,600         60,976
Telephone and Data Systems, Inc.                             700         61,530
                                                                     ----------
                                                                        378,475
                                                                     ----------
TEXTILES (APPAREL)--0.4%
Gildan Activewear, Inc. Class A                            2,200         25,190
Quiksilver, Inc. ...............                           9,900        130,383
                                                                     ----------
                                                                        155,573
                                                                     ----------
TRUCKERS--2.1%
CNF, Inc. ......................                           7,700        170,093
Heartland Express, Inc. ........                           7,575        178,013
Swift Transportation Co., Inc. .                          11,000        186,890
United Parcel Service, Inc. Class B                        3,800        193,800
Yellow Corp. ...................                           8,800        193,600
                                                                     ----------
                                                                        922,396
                                                                     ----------
TRUCKS & PARTS--0.3%
Cummins, Inc. ..................                           1,600         50,096
Navistar International Corp. ...                           2,100         63,000
                                                                     ----------
                                                                        113,096
                                                                     ----------

                                                         SHARES         VALUE
                                                         ------       ---------
WASTE MANAGEMENT--0.0%
Casella Waste Systems, Inc. Class A                        1,200     $   14,028

WATER UTILITIES--0.1%
California Water Service Group .                             600         15,156
SJW Corp. ......................                             200         16,402
                                                                     ----------
                                                                         31,558
                                                                     ----------
- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(PROCEEDS $38,857,589)                                               35,984,555
- ------------------------------------------------------------------------------


FOREIGN COMMON STOCKS--6.7%

AUTOMOBILES--0.1%
DaimlerChrysler AG (Germany) ...                             900         31,140

BANKS (MONEY CENTER)--0.5%
ABN Amro Holding NV ADR (Netherlands)                     11,200        171,472
Mitsubishi Tokyo Financial Group, Inc. ADR (Japan)         3,900         29,211
                                                                     ----------
                                                                        200,683
                                                                     ----------
BEVERAGES (ALCOHOLIC)--0.2%
Companhia de Bebidas Americas ADR (Brazil)                 3,100         50,344
Compania Cervecerias Unidas SA ADR (Chile)                   600          9,492
Quilmes Industrial SA ADR (Luxembourg)                     3,000         30,000
                                                                     ----------
                                                                         89,836
                                                                     ----------
CHEMICALS (SPECIALTY)--0.6%
NOVA Chemicals Corp. (Canada)                              3,000         47,100
Potash Corporation of Saskatchewan, Inc. (Canada)          3,600        211,644
                                                                     ----------
                                                                        258,744
                                                                     ----------
COMMUNICATIONS EQUIPMENT--0.2%
KYOCERA Corp. ADR (Japan) ......                             900         62,460
Sierra Wireless (Canada) .......                           1,100         14,652
                                                                     ----------
                                                                         77,112
                                                                     ----------
COMPUTERS (SOFTWARE & SERVICES)--0.1%
ActivCard SA ADR (France) ......                           2,200         24,244
Fundtech Ltd. (Israel) .........                           1,900          9,709
Hummingbird Ltd. (Canada) ......                             500          8,027
Lion Bioscience AG ADR (Germany)                             400          6,292
Riverdeep Group PLC ADR (Ireland)                            400          7,424
                                                                     ----------
                                                                         55,696
                                                                     ----------
ELECTRIC COMPANIES--0.1%
Scottish Power PLC ADR (United Kingdom)                    2,400         54,240

ELECTRICAL EQUIPMENT--0.2%
Koninklijke (Royal) Philips Electronics NV
  (Netherlands)                                            3,200         72,160




                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund



                                                         SHARES     VALUE
                                                         ------   ---------
ELECTRONICS (INSTRUMENTATION)--0.1%
Orbotech Ltd. (Israel) .........                           1,700  $   36,652

ENTERTAINMENT--0.3%
News Corp. Ltd. (The)  ADR (Australia)                     4,800     132,096

EQUIPMENT (SEMICONDUCTORS)--0.1%
ASM International NV (Netherlands)                         4,000      63,640

GOLD & PRECIOUS METALS MINING--0.7%
Agnico-Eagle Mines Ltd. (Canada)                          30,100     292,873

INSURANCE (LIFE/HEALTH)--0.2%
ING Groep NV  ADR (Netherlands)                            1,900      47,234
Max Re Capital Ltd. (Bermuda) ..                           1,200      19,800
                                                                  ----------
                                                                      67,034
                                                                  ----------
INSURANCE (PROPERTY-CASUALTY)--1.5%
ACE Ltd. (Bermuda) .............                           2,300      81,075
Everest Re Group Ltd. (Barbados)                             300      20,055
IPC Holdings Ltd. (Bermuda) ....                             800      22,480
PartnerRe Ltd. (Bermuda) .......                           3,600     167,400
XL Capital Ltd. Class A (Bermuda)                          4,200     364,812
                                                                  ----------
                                                                     655,822
                                                                  ----------
LODGING-HOTELS--0.4%
Four Seasons Hotels, Inc. (Canada)                         4,200     160,608

METALS MINING--0.1%
Rio Tinto PLC ADR (United Kingdom)                         1,000      64,840

OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
Petroleo Brasileiro SA - Petrobras ADR (Brazil)            3,300      66,000



                                                         SHARES      VALUE
                                                         ------   ----------

RETAIL (FOOD CHAINS)--0.2%
Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar ADR (Brazil) ..........                           6,600  $  100,188

SERVICES (ADVERTISING/MARKETING)--0.2%
WPP Group PLC ADR (United Kingdom)                         2,000      88,800

SERVICES (COMMERCIAL & CONSUMER)--0.1%
ASE Test Ltd. (Taiwan) .........                           5,100      41,973

SHIPPING--0.1%
Sea Containers Ltd. Class A (Bermuda)                      3,600      31,500

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
AO VimpelCom ADR (Russia) ......                             100       1,980
Tele Celular Sul Participacoes SA ADR (Brazil)             2,500      26,600
                                                                  ----------
                                                                      28,580
                                                                  ----------
TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
AT&T Canada, Inc. (Canada)                                 2,100      62,244

BCE, Inc. (Canada)                                         1,800      39,834

Compania de Telecomunicaciones de Chile SA  ADR
(Chile)                                                      600       6,180

Nippon Telegraph and Telephone Corp. ADR (Japan)           2,300      48,093

Telecomunicacoes Brasileiras SA - Telebras ADR
(Brazil)                                                   2,000      51,820
                                                                  ----------
                                                                     208,171
                                                                  ----------
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(PROCEEDS $2,936,971)                                              2,878,388
- ----------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT
(PROCEEDS $41,794,560)                                           $38,862,943(a)
                                                                 ===========



(a) Federal Income Tax Information: Net unrealized appreciation of securities sold short is comprised of gross appreciation of $5,142,968 and gross depreciation of $2,097,720 for federal income tax purposes. At October 31, 2001, the aggregate proceeds of securities sold short for federal income tax purposes was $41,908,191.

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS
Investment securities at value (Identified cost $43,201,567)        $44,041,154
Cash                                                                      5,702
Deposits with broker for securities sold short                       38,253,084
Receivables
   Investment securities sold                                         4,504,766
   Fund shares sold                                                     112,316
   Dividends and interest                                                72,105
   Receivable from financial agent                                       10,532
                                                                    -----------
     Total assets                                                    86,999,659
                                                                    -----------
LIABILITIES
Securities sold short at value (Proceeds $41,794,560)                38,862,943
Payables
   Investment securities purchased                                    4,780,472
   Fund shares repurchased                                               40,009
   Investment advisory fee                                               44,566
   Dividends on short sales                                              22,387
   Distribution fee                                                      16,930
   Transfer agent fee                                                     9,500
   Trustees' fee                                                          3,451
   Financial agent fee                                                    2,537
Accrued expenses                                                        119,456
                                                                    -----------
     Total liabilities                                               43,902,251
                                                                    -----------
NET ASSETS                                                          $43,097,408
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $59,152,481
Undistributed net investment income                                     465,486
Accumulated net realized loss                                       (20,291,763)
Net unrealized appreciation on investments                              839,587
Net unrealized appreciation on securities sold short                  2,931,617
                                                                    -----------
NET ASSETS                                                          $43,097,408
                                                                    ===========

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $59,152,481
Undistributed net investment income                                     465,486
Accumulated net realized loss                                       (20,291,763)
Net unrealized appreciation on investments                              839,587
Net unrealized appreciation on securities sold short                  2,931,617
                                                                    -----------
NET ASSETS                                                          $43,097,408
                                                                    ===========

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $10,929,862)                     998,342
Net asset value per share                                                $10.95
Offering price per share $10.95/(1-5.75%)                                $11.62

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $9,857,092)                      906,795
Net asset value and offering price per share                             $10.87

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $7,530,851)                      695,631
Net asset value and offering price per share                             $10.83

CLASS I
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $14,779,603)                   1,356,652
Net asset value and offering price per share                             $10.89


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME
Interest                                                            $ 1,448,386
Dividends                                                               512,326
Foreign taxes withheld                                                   (2,341)
                                                                    -----------
     Total investment income                                          1,958,371
                                                                    -----------
EXPENSES
Investment advisory fee                                                 556,985
Distribution fee, Class A                                                21,119
Distribution fee, Class B                                               100,310
Distribution fee, Class C                                                63,152
Financial agent fee                                                      25,993
Professional                                                             55,428
Transfer agent                                                           54,698
Custodian                                                                49,497
Registration                                                             35,345
Printing                                                                 33,789
Trustees                                                                 21,880
Miscellaneous                                                            43,102
                                                                    -----------
     Expenses before dividends on short sales                         1,061,298
     Dividends on short sales                                           553,347
     Less expenses borne by investment adviser                         (134,071)
                                                                    -----------
     Net expenses                                                     1,480,574
                                                                    -----------
NET INVESTMENT INCOME                                                   477,797
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       2,476,773
Net realized gain on securities sold short                              152,116
Net realized loss on futures contracts                                   (2,165)
Net change in unrealized appreciation (depreciation) on
  investments                                                        (1,833,325)
Net change in unrealized appreciation (depreciation) on
   securities sold short                                              2,790,798
                                                                    -----------
NET GAIN ON INVESTMENTS                                               3,584,197
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 4,061,994
                                                                    ===========


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended             Year Ended
                                                                                           10/31/01               10/31/00
                                                                                         ------------           ------------
FROM OPERATIONS
   Net investment income (loss)                                                          $    477,797           $  1,418,216
   Net realized gain (loss)                                                                 2,626,724             (2,137,303)
   Net change in unrealized appreciation (depreciation)                                       957,473             (3,348,437)
                                                                                         ------------           ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              4,061,994             (4,067,524)
                                                                                         ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                            (235,826)              (415,480)
   Net investment income, Class B                                                            (307,407)              (566,873)
   Net investment income, Class C                                                            (188,522)              (406,730)
   Net investment income, Class I                                                            (459,764)              (513,147)
                                                                                         ------------           ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                               (1,191,519)            (1,902,230)
                                                                                         ------------           ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (947,606 and 197,524 shares, respectively)                10,096,199              2,010,550
   Net asset value of shares issued from reinvestment of distributions
     (21,674 and 34,119 shares, respectively)                                                 216,742                348,013
   Cost of shares repurchased (682,240 and 1,453,942 shares, respectively)                 (7,115,661)           (14,594,012)
                                                                                         ------------           ------------
Total                                                                                       3,197,280            (12,235,449)
                                                                                         ------------           ------------
CLASS B
   Proceeds from sales of shares (128,132 and 27,101 shares, respectively)                  1,359,312                271,146
   Net asset value of shares issued from reinvestment of distributions
     (27,157 and 41,267 shares, respectively)                                                 271,301                420,920
   Cost of shares repurchased (405,289 and 2,139,353 shares, respectively)                 (4,182,431)           (21,245,547)
                                                                                         ------------           ------------
Total                                                                                      (2,551,818)           (20,553,481)
                                                                                         ------------           ------------
CLASS C
   Proceeds from sales of shares (191,701 and 40,045 shares, respectively)                  2,062,235                421,033
   Net asset value of shares issued from reinvestment of distributions
     (17,165 and 33,190 shares, respectively)                                                 170,787                337,208
   Cost of shares repurchased (199,116 and 1,783,368 shares, respectively)                 (2,054,630)           (17,737,711)
                                                                                         ------------           ------------
Total                                                                                         178,392            (16,979,470)
                                                                                         ------------           ------------
CLASS I
   Proceeds from sales of shares (151,000 and 0 shares, respectively)                       1,511,469                     --
   Net asset value of shares issued from reinvestment of distributions
     (46,300 and 50,706 shares, respectively)                                                 459,764                513,147
   Cost of shares repurchased (60,181 and 671,071 shares, respectively)                      (600,362)            (6,593,292)
                                                                                         ------------           ------------
Total                                                                                       1,370,871             (6,080,145)
                                                                                         ------------           ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                2,194,725            (55,848,545)
                                                                                         ------------           ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                    5,065,200            (61,818,299)

NET ASSETS

   Beginning of period                                                                     38,032,208             99,850,507
                                                                                         ------------           ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $465,486 AND $985,092, RESPECTIVELY]                                                $ 43,097,408           $ 38,032,208
                                                                                         ============           ============


                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund

                                   FINANCIAL HIGHLIGHTS

          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            CLASS A
                                                     ------------------------------------------------------
                                                                                                 FROM
                                                             YEAR ENDED OCTOBER 31             INCEPTION
                                                     ----------------------------------        5/1/98 TO
                                                        2001          2000         1999       10/31/98
Net asset value, beginning of period                  $10.13        $10.68       $10.84         $11.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.15(6)       0.26(6)      0.26           0.09
   Net realized and unrealized gain (loss)              1.02         (0.55)       (0.29)         (0.59)
                                                      ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                   1.17         (0.29)       (0.03)         (0.50)
                                                      ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.35)        (0.26)       (0.13)            --
                                                      ------        ------       ------         ------
Change in net asset value                               0.82         (0.55)       (0.16)         (0.50)
                                                      ------        ------       ------         ----
NET ASSET VALUE, END OF PERIOD                        $10.95        $10.13       $10.68         $10.84
                                                      ======        ======       ======         ======

Total return(1)                                        11.88%        (2.65)%      (0.40)%        (4.41)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $10,930        $7,205      $20,648        $39,331

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
     short sales, after expense reimbursement)          3.78%(4)      4.15 %(4)    3.88 %         3.65 %(2)(4)
   Operating expenses (excluding dividends on
     short sales, after expense reimbursement)          2.30%         2.33 %       2.34 %         2.30 %(2)
   Net investment income                                1.42%         2.63 %       1.94 %         2.33 %(2)
Portfolio turnover rate                                  192%          276 %        453 %          216 %


                                                                          CLASS B
                                                      -----------------------------------------------------
                                                                                               FROM
                                                                                             INCEPTION
                                                            YEAR ENDED OCTOBER 31            INCEPTION
                                                      ---------------------------------      5/1/98 TO
                                                        2001          2000         1999      10/31/98
Net asset value, beginning of period                  $10.07        $10.62       $10.81        $11.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.09(6)       0.19(6)      0.15           0.06
   Net realized and unrealized gain (loss)              1.00         (0.55)       (0.26)         (0.59)
                                                      ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                   1.09         (0.36)       (0.11)         (0.53)
                                                      ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.29)        (0.19)       (0.08)            --
                                                      ------        ------       ------         ------
Change in net asset value                               0.80         (0.55)       (0.19)         (0.53)
                                                      ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                        $10.87        $10.07       $10.62         $10.81
                                                      ======        ======       ======         ======
Total return(1)                                        11.07%        (3.38)%      (1.02)%        (4.67)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $9,857       $11,649      $34,290        $47,794

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
     short sales, after expense reimbursement)          4.51%(5)      4.85 %(5)    4.58 %         4.35 %(2)(5)
   Operating expenses (excluding dividends on
     short sales, after expense reimbursement)          3.00%         3.03 %       3.04 %         3.00 %(2)
   Net investment income                                0.85%         1.94 %       1.24 %         1.63 %(2)
Portfolio turnover rate                                  192%          276 %        453 %          216 %

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.16%, 4.35% and 3.69% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.87%, 5.05% and 4.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(6) Computed using average shares outstanding.

                        See Notes to Financial Statements

Phoenix-Euclid Market Neutral Fund

                                   FINANCIAL HIGHLIGHTS
          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                              -----------------------------------------------------
                                                                                                        FROM
                                                                    YEAR ENDED OCTOBER 31             INCEPTION
                                                              ----------------------------------      5/1/98 TO
                                                                2001          2000         1999        10/31/98
Net asset value, beginning of period                          $10.04        $10.59       $10.80          $11.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                 0.08(6)       0.19(6)      0.19           0.06
   Net realized and unrealized gain (loss)                      1.01         (0.55)       (0.31)         (0.60)
                                                              ------        ------       ------          -----
     TOTAL FROM INVESTMENT OPERATIONS                           1.09         (0.36)       (0.12)         (0.54)
                                                              ------        ------       ------          -----
LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.30)        (0.19)       (0.09)            --
                                                              ------        ------       ------          -----
Change in net asset value                                       0.79         (0.55)       (0.21)         (0.54)
                                                              ------        ------       ------          -----
NET ASSET VALUE, END OF PERIOD                                $10.83        $10.04       $10.59         $10.80
                                                              ======        ======       ======         ======
Total return(1)                                                11.11%        (3.31)%      (1.12)%        (4.76)%(3)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (thousands)                         $7,531        $6,886      $25,364        $56,874
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
     short sales, after expense reimbursement)                  4.50%(4)      4.83 %(4)    4.58 %         4.35 %(2)(4)
   Operating expenses (excluding dividends on
     short sales, after expense reimbursement)                  3.00%         3.03 %       3.04 %         3.00 %(2)
   Net investment income                                        0.81%         1.93 %       1.24 %         1.63 %(2)
Portfolio turnover rate                                          192%          276 %        453 %          216 %


                                                                                   CLASS I
                                                              -----------------------------------------------------
                                                                                                        FROM
                                                                    YEAR ENDED OCTOBER 31            INCEPTION
                                                              ---------------------------------      5/1/98 TO
                                                                2001          2000         1999       10/31/98
Net asset value, beginning of period                          $10.08        $10.62       $10.85         $11.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                 0.18(6)       0.29(6)      0.28           0.14
   Net realized and unrealized gain (loss)                      1.01         (0.54)       (0.28)         (0.63)
                                                              ------        ------       ------          -----
     TOTAL FROM INVESTMENT OPERATIONS                           1.19         (0.25)          --          (0.49)
                                                              ------        ------       ------          -----
LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.38)        (0.29)       (0.23)            --
                                                              ------        ------       ------          -----
Change in net asset value                                       0.81         (0.54)       (0.23)         (0.49)
                                                              ------        ------       ------          -----
NET ASSET VALUE, END OF PERIOD                                $10.89        $10.08       $10.62         $10.85
                                                              ======        ======       ======         ======
Total return(1)                                                12.14%        (2.37)%      (0.01)%        (4.32)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $14,780       $12,292      $19,549        $20,846

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
     short sales, after expense reimbursement)                  3.48%(5)      3.88 %(5)    3.58 %         3.35 %(2)(5)
   Operating expenses (excluding dividends on
     short sales, after expense reimbursement)                  2.00%         2.03 %       2.04 %         2.00 %(2)
   Net investment income                                        1.76%         2.96 %       2.24 %         2.63 %(2)
Portfolio turnover rate                                          192%          276 %        453 %          216 %

(1) Maximum sales charge is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.86%, 5.03% and 4.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(5) If the investment adviser
    had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 3.83%, 4.11% and 3.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(6) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX-EUCLID MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Euclid Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust presently consists of one investment portfolio: Phoenix-Euclid Market Neutral Fund (the "Fund"). The Fund seeks long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.

   The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1.25% contingent deferred sales charge if redeemed within one year of purchase. Class I shares have no sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. The Fund amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

PHOENIX-EUCLID MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At October 31, 2001, the Fund had no futures contracts outstanding.

G. OPTIONS:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At October 31, 2001, the Fund had no options outstanding.

H. SHORT SALES:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. Dividends paid by the Fund in connection with such short sales are recorded as expenses. At October 31, 2001, the value of securities sold short amounted to $38,862,943 against which collateral of $77,107,238 was held. The collateral includes the deposits with broker for securities sold short and the common stocks held long, as shown in the Schedule of Investments and Securities Sold Short.

I. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to- market daily to ensure that the value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

J. BORROWINGS:

   The Fund is a participant in a Liquidity Line of Credit with The Bank of New York for $100,000,000. The Fund has not had to use the Line of Credit since it became a participant on December 16, 1998. If a Fund uses the Line of Credit, it will be collateralized by that Fund's portfolio.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS

   As compensation for its services to the Fund, the Adviser, Euclid Advisors LLC, is entitled to a fee at an annual rate of 1.50% of the average daily net assets of the Fund. Euclid Advisers LLC is a wholly-owned subsidiary of Phoenix/Zweig Advisers LLC, which is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX").

   The Adviser has voluntarily agreed to reimburse the Fund to the extent that total expenses (excluding taxes, interest, dividends on short sales, brokerage commissions, 12b-1 fees and extraordinary expenses) exceed 2.00% of the Fund's average daily net assets through February 28, 2002.

   As Distributor of the Trust's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $1,502 for Class A shares and deferred sales charges of $79,158 for Class B shares and $138 for Class C shares for the year ended October 31, 2001. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class A shares and 1.00% for Class B and Class C shares applied to the average daily net assets of each Fund. There is no distribution fee for Class I shares. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 2001, $94,156 was retained by the Distributor and $90,342 was paid out to unaffiliated participants and $83 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

PHOENIX-EUCLID MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001 (CONTINUED)

   As the Financial Agent of the Fund, PEPCO receives a fee for financial reporting, tax services and oversight of subagent's performance based upon an annual rate of 0.07% of the average daily net assets of the Fund for the first $50 million; 0.06% of such value between $50 million and $200 million; and 0.01% of such value in excess of $200 million.

   PFPC, Inc., a subagent to PEPCO, receives a fee from PEPCO which ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust ("State Street") as sub-transfer agent. For the year ended October 31, 2001, transfer agent fees were $54,698 of which PEPCO retained $1,794.

3. PURCHASE AND SALE OF SECURITIES

   During the year ended October 31, 2001, purchases and sales of investments, excluding short-term securities, repurchase agreements and futures contracts, were as follows:

Purchases ...............................     $67,197,131
Sales ...................................      63,992,498
Short sales .............................      67,979,427
Purchases to cover short sales ..........      61,183,249

   There were no purchases or sales of long-term U.S. Government Securities.

4. OTHER

   As of October 31, 2001, the Fund had 1 shareholder who individually owned 11.4% of total net assets, who is not affiliated with PNX or PXP.

5. CAPITAL LOSS CARRYOVERS

   At October 31, 2001, the Fund had capital loss carryovers of $7,189,306, $7,745,316 and $5,119,432 expiring in 2006, 2007 and 2008, respectively. These may be used to offset future capital gains.

   For the year ended October 31, 2001, the Fund utilized losses deferred in the prior year against current year capital gains in the amount of $2,200,076.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

   In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2001, the Fund increased undistributed net investment income by $194,116, increased accumulated net realized loss by $183,746 and decreased capital paid in on shares of beneficial interest by $10,370.

- ------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended October 31, 2001, for federal income tax purposes, 58.48% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.
- ------------------------------------------------------------------------------


   This report is not authorized for distribution to prospective investors in the Phoenix-Euclid Market Neutral Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OF PRICEWATERHOUSECOOPERS OMITTED.]

To the Board of Trustees and Shareholders of Phoenix-Euclid Funds



     In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Euclid Market Neutral Fund (constituting Phoenix-Euclid Funds, hereinafter referred to as the "Trust") at October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/ PRICEWATERHOUSECOOPERS LLP

New York, New York
December 11, 2001

                              PHOENIX-EUCLID FUNDS

                            PART C--OTHER INFORMATION

ITEM 23. EXHIBITS

a. Agreement and Declaration of Trust, filed as Exhibit 1 with Registrant's registration statement on Form N-1A on February 5, 1998, and incorporated herein by reference.

b. Bylaws of the Trust, filed as Exhibit 2 with Registrant's registration statement on Form N-1A on February 5, 1998, and incorporated herein by reference.

c.     None.

d.     Management Agreement between the Trust and Euclid Advisors, LLC, filed as
       Exhibit 5 with Registrant's Pre-Effective Amendment No. 2 on or about April 28, 1998, and incorporated herein by reference.


e. Distribution Agreement between the Trust and Phoenix Equity Planning Corporation, filed with Registrant's Post-Effective Amendment No. 6 on February 23, 2001 and incorporated herein by reference.


f.     None.

g.     Custodian Agreement between the Trust and The Bank of New York, filed as
       Exhibit 8 with Registrant's Pre-Effective Amendment No. 2 on or about April 28, 1998, and incorporated herein by reference.


h.1. Transfer Agency and Service Agreement between the Trust and Phoenix Equity Planning Corporation, filed with Registrant's Post-Effective Amendment No. 6 on February 23, 2001 and incorporated herein by reference.


h.2. Form of Financial Agent Agreement between the Trust and Phoenix Equity Planning Corporation, filed with Post-Effective Amendment No. 3 on February 28, 2000, and incorporated herein by reference.

i.     Opinion of Counsel.


j.*    Consent of independent accountants filed herewith.


k.     None.

l. Subscription Agreement for Shares of the Fund, filed as Exhibit 13 with Registrant's Pre-Effective Amendment No. 2 on or about April 28, 1998, and incorporated herein by reference.

m.1 Amended and Restated Rule 12b-1 Distribution Plan for Class A and C Shares, filed with Registrant's Post-Effective Amendment No. 2 on or about December 29, 1999, and incorporated herein by reference.

m.2 Amended and Restated Rule 12b-1 Distribution Plan for Class B Shares, filed with Registrant's Post-Effective Amendment No. 2 on or about December 29, 1999, and incorporated herein by reference.

n.     Financial Data Schedule.

o. Rule 18f-3 Plan, filed as Exhibit 18 with Registrant's Pre-Effective Amendment No. 2 on or about April 28, 1998, and incorporated herein by reference.


p.*    Code of Ethics of the Trust, Adviser and Distributor, filed herewith.


q. Powers of Attorney, filed with Post-Effective Amendment No. 4 on August 25, 2000, and incorporated herein by reference.

--------------
*  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

   No  person is controlled by, or under common control, with the Fund.

ITEM 25. INDEMNIFICATION

    All officers, Trustees, employees and agents of the Trust are to be indemnified as set forth in Article VII of the Agreement and Declaration of Trust. The Trust (i) may indemnify an agent of the Trust or any person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and
(ii) shall indemnify each person who is, or has been, a Trustee, officer or employee of the Trust and any person who is serving or has served at the Trust's request as a director, officer, trustee or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, to the fullest extent consistent with the Investment Company Act of 1940 and in the manner provided by the By-Laws; provided that such indemnification shall not be available to any of the foregoing persons in connection with a claim, suit or other proceeding by such person against the Trust or a series (or class) thereof. To this end, the Trust intends to obtain an Officers' and Trustees' Errors and Omissions Insurance Policy for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted for trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

    See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Euclid Advisors LLC, the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-54263) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

    (a) Equity Planning serves as the principal underwriter for the following investment companies:

    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

              NAME AND PRINCIPAL                               POSITION AND OFFICES                     POSITION AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------

Michael E. Haylon                                     Director                                      Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                  Director and Chairman                         Trustee and Chairman
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                                      Director, Executive Vice President,           Executive Vice President
56 Prospect St.                                       Chief Financial Officer and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

John F. Sharry                                        President,                                    Executive Vice President
56 Prospect St.                                       Retail Division
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                                      Senior Vice President,                        None
101 Munson Street                                     Mutual Fund
P.O. Box 810                                          Customer Service
Greenfield, MA 01302-0810

              NAME AND PRINCIPAL                               POSITION AND OFFICES                     POSITION AND OFFICES
               BUSINESS ADDRESS                                  WITH DISTRIBUTOR                          WITH REGISTRANT
               ----------------                                  ----------------                          ---------------

Robert S. Driessen                                    Vice President, Compliance                    Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                                  Assistant Vice President,                     Assistant Treasurer
56 Prospect Street                                    Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480


    (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules hereunder will be maintained at the offices of (1) the Registrant at 900 Third Avenue, 31st Floor, New York, New York 10022; (2) Phoenix-Euclid Advisors, LLC, at 900 Third Avenue, New York, New York 10022; (3) State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197; and (4) Registrant's Transfer Agent, Phoenix Equity Planning Corporation, at 56 Prospect Street, Hartford, CT 06115.

ITEM 29. MANAGEMENT SERVICES
    Not applicable.

ITEM 30. UNDERTAKINGS
    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 26th day of February, 2002.


                                           PHOENIX-EUCLID FUNDS

ATTEST:  /S/ PAMELA S. SINOFSKY            BY: /S/ MARTIN E. ZWEIG
         -----------------------------     ------------------------------
             PAMELA S. SINOFSKY                    MARTIN E. ZWEIG,
             ASSISTANT SECRETARY                   PRESIDENT


    Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 26th day of February, 2002.


            SIGNATURE                                            TITLE
            ---------                                            -----
                                                        Trustee
       -----------------------------------------
       James Ballot*

                                                        Trustee
       -----------------------------------------
       Claire B. Benison*

       /s/ Nancy G. Curtis                              Treasurer (Principal
       -----------------------------------------        Account Officer)
       Nancy G. Curtis

                                                        Trustee
       -----------------------------------------
       S. Leland Dill*

                                                        Trustee and Chairman
       -----------------------------------------
       Philip R. McLoughlin*

                                                        Trustee
       -----------------------------------------
       Donald B. Romans*

       /s/ Martin E. Zweig                              President (Principal
       -----------------------------------------        Executive Officer)
       Martin E. Zweig


*By /s/ Pamela S. Sinofsky
    --------------------------------------------
*   Pamela S. Sinofsky, Attorney-in-fact pursuant to powers of attorney.



                                      S-1